                                                         Execution Counterpart

                                U.S. $20,000,000

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT,

                          dated as of October 13, 1998

                                     between

                           ESENJAY EXPLORATION, INC.,

                                 as the Borrower

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,

                                  as the Lender

                                TABLE OF CONTENTS

SECTION                                                                   PAGE

ARTICLE I

   DEFINITIONS AND ACCOUNTING TERMS..........................................2
        1.1.  Defined Terms..................................................2
        1.2.  Use of Defined Terms..........................................26
        1.3.  Cross-References..............................................26
        1.4.  Accounting and Financial Determinations.......................27

ARTICLE II

   COMMITMENTS, BORROWING PROCEDURES AND NOTES..............................28
        2.1.  Commitments...................................................28
        2.1.1.  Tranche A Commitment........................................28
        2.1.2.  Tranche B Commitment........................................28
        2.1.3.  Letters of Credit...........................................29
        2.1.4.  Lender Not Required To Make Loans, etc. Under Certain
                  Circumstances.............................................29
        2.2.    Reduction of Commitment Amounts.............................29
        2.2.1.  Optional....................................................29
        2.2.2.  Mandatory...................................................30
        2.3.  Borrowing Procedure...........................................30
        2.4.  Continuation and Conversion Elections.........................30
        2.5.  Loan Accounts and Notes.......................................30
        2.6.  Borrowing Base Redetermination and Collateral Value
                  Redeterminaton............................................31
        2.7.  Purposes......................................................32

ARTICLE III

     REPAYMENTS, PREPAYMENTS, INTEREST AND FEES.............................32

          3.1.  Repayments and Prepayments and Certain Borrowing Base
                   Matters..................................................32
          3.1.1.  Repayments and Prepayments................................32
          3.1.2.  Borrowing Base Deficiencies, Collateral Value
                   Deficiencies and Asset Sales.............................34
          3.2.  Interest Provisions.........................................36
          3.2.1.  Rate......................................................36
          3.2.2.  Post-Maturity Rates.......................................36
          3.2.3.  Payment Dates.............................................36
          3.2.4.  Maximum Interest..........................................37
          3.3.  Fees........................................................38

SECTION                                                                    PAGE

          3.3.1.   Commitment Fee...........................................38
          3.3.2.   Structuring Fee..........................................38
          3.3.3.   Closing Fee..............................................38
          3.3.4.   Engineering Fee..........................................38
          3.3.5.   Letter of Credit Stated Amount Fee.......................39
          3.3.6.   Letter of Credit Issuance Fee............................39
          3.3.7.   Letter of Credit Administrative Fees.....................39
          3.3.8.   Borrowing Base Fee.......................................39
          3.4.     Proceeds Account.........................................39
          3.5.     Overriding Royalty Interest; Assignment is Not
                   Collateral Security......................................39

ARTICLE IV

     LETTERS OF CREDIT......................................................40
          4.1.  Issuance Requests...........................................40
          4.2.  Issuances and Extensions....................................41
          4.3.  Expenses....................................................42
          4.4.  Disbursements...............................................42
          4.5.  Reimbursement...............................................43
          4.6.  Deemed Disbursements........................................43
          4.7.  Nature of Reimbursement Obligations.........................44
          4.8.  Increased Costs; Indemnity..................................46

ARTICLE V

     CERTAIN INTEREST RATE AND OTHER PROVISIONS.............................47
          5.1.  LIBO Rate Lending Unlawful..................................47
          5.2.  Deposits Unavailable........................................47
          5.3.  Increased Loan Costs, etc...................................47
          5.4.  Funding Losses..............................................48
          5.5.  Increased Capital Costs.....................................49
          5.6.  Taxes ......................................................49
          5.7.  Payments, Computations, etc.................................50
          5.8.  Setoff......................................................51
          5.9.  Use of Proceeds.............................................51

ARTICLE VI

     CONDITIONS PRECEDENT...................................................51
          6.1.  Initial Credit Extension....................................51

SECTION                                                                   PAGE

          6.1.1.  Resolutions, etc..........................................51
          6.1.2.  Delivery of Notes.........................................52
          6.1.3.  Guaranties................................................52
          6.1.4.  Pledge Agreements.........................................52
          6.1.5.  Security Agreement........................................53
          6.1.6.  Consents and Mortgage Consents............................53
          6.1.7.  Mortgage..................................................53
          6.1.8.  Opinions of Counsel.......................................54
          6.1.9.  UCC-11s...................................................54
          6.1.10.  Evidence of Insurance....................................54
          6.1.11.  Engineering Reports......................................54
          6.1.12.  Environmental Report.....................................55
          6.1.13.  Budget...................................................55
          6.1.14.  Approved Development Plan................................55
          6.1.15.  Amended and Restated Security Documents..................55
          6.1.16.  ORRI Certificate, etc....................................55
          6.1.17.  Hedging Agreements.......................................55
          6.1.18.  Assignment...............................................55
          6.1.19.  Warrants.................................................56
          6.1.20.  Closing Fees, Expenses, etc..............................56
          6.1.21.  Other Documents..........................................56
          6.2.  Inclusion of Hydrocarbon Interests in the Borrowing Base....56
          6.2.1.  Environmental Report......................................56
          6.2.2.  Mortgage..................................................56
          6.2.3.  UCC-11s...................................................57
          6.2.4.  Evidence of Insurance.....................................57
          6.2.5.  Engineering Reports.......................................57
          6.2.6.  Material Contracts and Related Consents; Security
                  Agreement.................................................57
          6.2.7.  Guaranties................................................58
          6.2.8.  Additional Stock or Partnership Pledge....................58
          6.2.9.  Overriding Royalty Interests..............................58
          6.2.10.  Other Documents..........................................58
          6.3.    All Credit Extensions.....................................58
          6.3.1.  Compliance with Warranties, No Default, etc...............59
          6.3.2.  Credit Request............................................59
          6.3.3.  Satisfactory Legal Form...................................59

ARTICLE VII

     REPRESENTATIONS AND WARRANTIES.........................................60
          7.1.  Organization, etc...........................................60

SECTION                                                                    PAGE

          7.2.  Due Authorization, Non-Contravention, etc...................60
          7.3.  Government Approval, Regulation, etc........................61
          7.4.  Investment Company Act......................................61
          7.5.  Public Utility Holding Company Act..........................61
          7.6.  Validity, etc...............................................61
          7.7.  Financial Information.......................................61
          7.8.  No Material Adverse Change..................................61
          7.9.  Litigation, Labor Controversies, etc........................62
          7.10.  Ownership of Properties....................................62
          7.11.  Taxes......................................................62
          7.12.  Pension and Welfare Plans..................................62
          7.13.  Compliance with Law........................................63
          7.14.  Claims and Liabilities.....................................63
          7.15.  No Prohibition on Perfection of Security Documents.........63
          7.16.  Solvency...................................................63
          7.17.  Environmental Warranties...................................63
          7.18.  Regulations G, U and X.....................................65
          7.19.  Year 2000 Compliance.......................................66
          7.20.  Insurance..................................................66
          7.21.  Accuracy of Information....................................66
          7.22.  Title Warranty.............................................66

ARTICLE VIII

     COVENANTS..............................................................67
          8.1.  Affirmative Covenants.......................................67
          8.1.1.  Financial Information, Reports, Notices, etc..............67
          8.1.2.  Compliance with Laws, etc.................................70
          8.1.3.  Maintenance, Development and Sale of Properties...........70
          8.1.4.  Insurance.................................................72
          8.1.5.  Books and Records.........................................73
          8.1.6.  Environmental Covenant....................................73
          8.1.7.  Further Assurances........................................74
          8.1.8.  Hydrocarbon Hedging.......................................75
          8.1.9.  Interest Rate Protection..................................75
          8.1.10.  Intercreditor Agreement..................................76
          8.1.11.  Merger of Certain Subsidiaries...........................76
          8.2.    Negative Covenants........................................76
          8.2.1.  Business Activities.......................................76
          8.2.2.  Indebtedness..............................................76
          8.2.3.  Liens.....................................................78

SECTION                                                                    PAGE

          8.2.4.  Financial Condition.......................................80
          8.2.5.  Investments...............................................81
          8.2.6.  Restricted Payments, etc..................................82
          8.2.7.  Rental Obligations........................................82
          8.2.8.  Consolidation, Merger, etc................................82
          8.2.9.  Asset Dispositions, etc...................................83
          8.2.10.  Modification of Certain Documents........................83
          8.2.11.  Transactions with Affiliates.............................83
          8.2.12.  Negative Pledges, Restrictive Agreements, etc............84
          8.2.13.  Take or Pay Contracts....................................84

ARTICLE IX

     EVENTS OF DEFAULT......................................................84
          9.1.  Listing of Events of Default................................84
          9.1.1.  Non-Payment of Obligations................................84
          9.1.2.  Breach of Warranty........................................85
          9.1.3.  Non-Performance of Certain Covenants and Obligations......85
          9.1.4.  Non-Performance of Other Covenants and Obligations........85
          9.1.5.  Default on Other Indebtedness.............................85
          9.1.6.  Judgments.................................................86
          9.1.7.  Pension Plans.............................................86
          9.1.8.  Control of the Borrower...................................86
          9.1.9.  Bankruptcy, Insolvency, etc...............................86
          9.1.10.  Impairment of Security, etc..............................87
          9.1.11.  Material Adverse Effect..................................87
          9.2.  Action if Bankruptcy........................................87
          9.3.  Action if Other Event of Default............................87
          9.4.  Rights Not Exclusive........................................88

ARTICLE X

     MISCELLANEOUS PROVISIONS...............................................88
          10.1.  Waivers, Amendments, etc...................................88
          10.2.  Notices....................................................88
          10.3.  Payment of Costs and Expenses..............................89
          10.4.  Indemnification............................................90
          10.5.  Survival...................................................91
          10.6.  Severability...............................................91
          10.7.  Headings...................................................92
          10.8.  Execution in Counterparts, Effectiveness, etc..............92

SECTION                                                                    PAGE

          10.9.  Governing Law; Entire Agreement............................92
          10.10.  Successors and Assigns....................................92
          10.11.  Sale and Transfer of Loans and Notes;
                  Participations in Loans and Notes.........................92
          10.11.1.  Assignments.............................................92
          10.11.2.  Participations..........................................94
          10.12.  Forum Selection and Consent to Jurisdiction...............94
          10.13.  Waiver of Jury Trial......................................95
          10.14.  Notice....................................................95

SCHEDULE I                    Disclosure Schedule
SCHEDULE II                   Certain Oil and Gas Properties
SCHEDULE III                  Subsidiaries
SCHEDULE IV                   Minimum Hedging Volumes
SCHEDULE V                    Existing Mortgages
SCHEDULE VI                   Certain Consents and Mortgage Consents

EXHIBIT A              -      Form of Note
EXHIBIT B-1            -      Form of Borrowing Request
EXHIBIT B-2            -      Form of Continuation/Conversion Notice
EXHIBIT C              -      Form of Security Agreement
EXHIBIT D              -      Form of Mortgage
EXHIBIT E              -      Form of Secured Guaranty
EXHIBIT F-1            -      Form of Pledge Agreement (Stock)
EXHIBIT F-2            -      Form of Pledge Agreement (Partnership Agreement)
EXHIBIT G              -      Form of Lender Assignment Notice
EXHIBIT H              -      Form of Opinions of Counsel to the Borrower and
                              the other Obligors
EXHIBIT I              -      Form of Opinions of Special Title Counsel to
                              the Borrower
EXHIBIT J              -      Form of Assignment and Conveyance of Overriding
                              Royalty Interest
EXHIBIT K              -      Form of Certificate as to Overriding Royalty
                              Interests
EXHIBIT L              -      Form of Agreement as to Certain Tax Matters
EXHIBIT M              -      Form of Issuance Request
EXHIBIT N              -      Form of Irrevocable Standby Letter of Credit
EXHIBIT O-1            -      Form of Warrant Agreement
EXHIBIT O-2            -      Form of Warrants
EXHIBIT O-3            -      Form of Registration Rights Agreement
EXHIBIT P              -      Form of Approved Development Plan

                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 13, 1998, between ESENJAY EXPLORATION, INC., a Delaware corporation and the successor-by-merger to Frontier Natural Gas Corporation (the "BORROWER"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association and the successor-by-merger to Bank of America Illinois (the "LENDER"),

                              W I T N E S S E T H:

     WHEREAS, the Borrower is engaged in the business of oil and gas exploration and production, and activities related or ancillary thereto; and

     WHEREAS, the Borrower's predecessor in interest (then known as "Frontier Natural Gas Corporation") and the Lender's predecessor in interest (then known as "Bank of America Illinois") are parties to that certain Credit Agreement dated as of January 3, 1996 (the "PRIOR AGREEMENT"), pursuant to which the Lender made Commitments to make Loans to the Borrower prior to the applicable Commitment Termination Date in the maximum principal amount, of Loans at any one time not to exceed in the aggregate the lesser of (x) the Collateral Value, or
(y) $15,000,000, and

     WHEREAS, the Borrower and the Lender are also parties to that certain Amendment No. 1 to Credit Agreement dated as of November 1, 1996 and that certain Amendment No. 2 to Credit Agreement dated as of July 1, 1997 (the Prior Agreement, as so amended, herein called the "EXISTING AGREEMENT"); and

     WHEREAS, pursuant to that certain Acquisition Agreement and Plan of Exchange dated January 19, 1998 ("ACQUISITION AGREEMENT"), between Frontier Natural Gas Corporation, Esenjay Petroleum Corporation, a Texas corporation ("OLD ESENJAY") and Aspect Resources LLC, a Colorado limited liability company ("ASPECT"), certain assets of Old Esenjay and certain assets of Aspect were transferred to Frontier Natural Gas Corporation in exchange for shares of the capital stock of Frontier Natural Gas Corporation; and

     WHEREAS, pursuant to that certain Plan and Agreement of Merger dated as of May 14, 1998 ("MERGER AGREEMENT"), Frontier Natural Gas Corporation, an Oklahoma corporation, merged with and into Esenjay Exploration, Inc, a Delaware corporation; and

     WHEREAS, the Lender has heretofore merged with and into Bank of America National Trust and Savings Association; and

     WHEREAS, the Borrower desires to amend the Existing Agreement and to obtain Commitments from the Lender pursuant to which Loans will be made to the Borrower from time to time prior to the applicable Commitment Termination Date; in a maximum aggregate principal amount of Loans at any one time not to exceed in the aggregate the lesser of (x) the Collateral Value, or (y) $20,000,000; and

     WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to amend the Existing Agreement, to extend such Commitments, and to make such Loans to the Borrower; and

     WHEREAS, the proceeds of such Loans will be used

         (a) to refinance certain oil and gas producing Properties owned by the Borrower or one of the Borrower's Subsidiaries in the States of Oklahoma, Kansas, Louisiana and Texas;

         (b) to further develop the Starboard Properties;

         (c) to conduct other Approved Development Activities on the Oil and Gas Properties owned by the Borrower or one of the Borrower's Subsidiaries, including those Properties located in Matagorda, San Patricio, Karnes, Willacy and Calhoun Counties, Texas; and

     WHEREAS, the Parties have agreed it is in their respective best interests to enter into this Agreement amending, restating and superseding the Existing Agreement,

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACQUIRED PROPERTIES" means those Oil and Gas Properties and other assets that are acquired from time to time in an Acquisition.

     "ACQUISITION" means an acquisition by the Borrower or one or more of its Subsidiaries of Acquired Properties.

     "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

         (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

         (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGREEMENT" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

         (a) the rate of interest as announced from time to time by the Lender as its "reference rate" at its Domestic Office; or

         (b) the Federal Funds Rate most recently determined by the Lender plus 1/2%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Lender will give notice to the Borrower of changes in the Alternate Base Rate.

     "APPLICABLE LAW" means with respect to any Person or matter, any federal, state, regional, tribal or local statute, law, code, rule, treaty, convention, application, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law) relating to such Person or matter and, where applicable, any interpretation thereof by a Government Agency having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

     "APPLICABLE MARGIN" means, with respect to any Credit Extension at any time of determination, a margin above the interest rate or fee applicable to such Credit Extension equal to the following:

-------------------------------------------------------------------------
                                                                Alternate
                                       LIBO Rate                Base Rate
-------------------------------------------------------------------------
Tranche A Loan                         2%                       0%
-------------------------------------------------------------------------
Tranche B Loan                         4%                       2%
-------------------------------------------------------------------------
Letter of Credit                       2%                       0%
-------------------------------------------------------------------------

     "APPROVALS" means each and every approval, authorization, license, permit, consent, variance, land use entitlement, franchise, agreement, filing or registration by or with any Government Agency or other Person necessary for all stages of developing, operating, maintaining and abandoning Oil and Gas Properties.

     "APPROVED DEVELOPMENT ACTIVITIES" means development drilling on the Mortgaged Properties and the Development Properties (i) in order to bring into production Proven Reserves which the Lender has included in its determination of the Borrowing Base, and (ii) in order to further develop the Mortgaged Properties and the Development Properties, in each case as approved by the Lender.

     "APPROVED DEVELOPMENT PLAN" means the Borrower's plan, as approved by the Lender, for conducting Approved Development Activities on the Oil & Gas Properties comprising the Development Properties.

     "ASPECT" is defined in the RECITALS.

     "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

     "ASSIGNMENT" means the Assignment and Conveyance of Overriding Royalty Interest, substantially in the form of EXHIBIT J, from the Borrower and/or the Borrower's Subsidiaries to the Designee, assigning to the Designee, as additional consideration for the making of Commitments by the Lender and not as collateral security for the Loans, overriding royalty interests in its or their Hydrocarbon Interests listed on SCHEDULE II, PART B (New Mortgaged Properties) and SCHEDULE II, PART C (Starboard Properties).

     "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Lender pursuant to SECTION 6.1.1.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BORROWER" is defined in the PREAMBLE.

     "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the Lender on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

     "BORROWING BASE" means, as at any date, (a) prior to the initial Borrowing Base Redetermination, $4,000,000 and (b) thereafter, (i) that amount of Indebtedness for borrowed money under the Facility that the Lender determines can be supported by the Proven Reserves attributable to Hydrocarbon Interests owned directly by the Borrower or its Subsidiaries which are a part of the Mortgaged Properties, after an engineering and economic review of such reserves conducted by the Lender using its normal procedures for oil and gas facilities of this type, taking into account the value of all those proved developed producing oil and gas reserves and certain portions of certain other categories of Proven Reserves attributable to the Mortgaged Properties.

     "BORROWING BASE DEFICIENCY" means the amount by which (a) the sum of the aggregate outstanding principal amount of all Tranche A Loans plus Letter of Credit Outstandings exceeds (b) the then current Borrowing Base.

     "BORROWING BASE DEFICIENCY NOTIFICATION DATE" means the date on which any notice of a Borrowing Base Deficiency is received by the Borrower.

     "BORROWING BASE FEE" is defined in SECTION 3.3.8.

     "BORROWING BASE REDETERMINATION" is defined in SECTION 2.6.

     "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

     "BUSINESS DAY" means

         (a) any day which is neither a Saturday or Sunday nor any other day on which banks are authorized or required to be closed in Chicago, Illinois; and

         (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

     "CAPITAL EXPENDITURES" means, for any period, (without duplication) the aggregate amount of all expenditures of the Borrower and its consolidated Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures including, with respect to any period, payments made by the Borrower and its consolidated Subsidiaries with respect to Capitalized Lease Liabilities incurred during such period.

     "CAPITALIZATION" means, at any time, the sum of (a) the total Debt of the Borrower and its consolidated Subsidiaries PLUS (b) the total equity of the Borrower and its consolidated Subsidiaries.

     "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its consolidated Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "CASH EQUIVALENT INVESTMENT" means, at any time:

         (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

         (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

             (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or

             (ii) the Lender;

         (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by

             (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

             (ii) the Lender; or

         (d) any repurchase agreement entered into with the Lender (or other commercial banking institution of the stature referred to in CLAUSE (c)) which

             (i) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (a) through (c); and

             (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the Lender (or other commercial banking institution) thereunder.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "CHANGE IN CONTROL" means if either Old Esenjay or Aspect shall fail beneficially to own at least 80% of their existing percentages of the outstanding shares of the voting capital stock of the Borrower as of October 13, 1998 (subject to dilution only in the event of the issuance of additional shares of such voting capital stock), on a fully diluted basis or Michael Johnson, Alex Cranberg, David Berry and/or David Christofferson shall fail to be actively involved in the management of the business of the Borrower or (b) if the Borrower ceases to own beneficially and of record 100% of the capital stock of each of the Borrower's Subsidiaries.

     "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and the regulations promulgated thereunder.

     "COLLATERAL VALUE" shall mean, as at any date, (a) prior to the initial Collateral Value Redetermination, $9,000,000 and (b) thereafter, the quotient of
(i) the projected net future cash flow, discounted at nine percent (9%) per annum, from the anticipated production of Hydrocarbons from Proven Reserves attributable to Hydrocarbon Interests owned directly by the Borrower or one of the Borrower's Subsidiaries which are a part of the Mortgaged Properties, after an engineering and economic review of such reserves conducted by the Lender taking into account the value of all those proved developed producing oil and gas reserves and all other categories of Proven Reserves attributable to the Mortgaged Properties that the Lender expects can become proved developed producing reserves within the next following eighteen (18) months with funds that the Lender determines are available to the Borrower for such purpose and use, divided by (ii) 1.65.

     "COLLATERAL VALUE DEFICIENCY" means the amount by which (a) the sum of the aggregate outstanding principal amount of all Tranche A Loans plus all Tranche B Loans plus all Letter of Credit Outstandings exceeds (b) the then current Collateral Value.

     "COLLATERAL VALUE DEFICIENCY NOTIFICATION DATE" shall mean the date on which any notice of a Collateral Value Deficiency is received by the Borrower.

     "COLLATERAL VALUE REDETERMINATION" is defined in SECTION 2.6.

     "COMMITMENT" means the Lender's commitment pursuant to SECTION 2.1 to make Loans to the Borrower and to issue Letters of Credit in accordance with the terms and provisions of this Agreement.

     "COMMITMENT AMOUNT" means the lesser of (i) $20,000,000, as reduced from time to time pursuant to the provisions of Section 2.2, or (ii) the Borrowing Base.

     "COMMITMENT AVAILABILITY" means, on any date, the excess of

         (a) the then applicable Commitment Amount, over

         (b) the sum of

             (i) the aggregate outstanding principal amount of all applicable Loans on such date, plus

             (ii) the Letter of Credit Outstandings on such date.

     "COMMITMENT TERMINATION DATE" means the earliest of

         (a) the Stated Maturity Date;

         (b) the date on which either the Tranche A Commitment Amount or the Tranche B Commitment Amount, or either of them, as applicable, is terminated in full or reduced to zero pursuant to SECTION 2.2; and

         (c) the date on which any Commitment Termination Event occurs.

     "COMMITMENT TERMINATION EVENT" means

         (a) the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 9.1.9 with respect to the Borrower or any Subsidiary; or

         (b) the occurrence and continuance of any other Event of Default and either

             (i) the declaration of the Loans and other Obligations to be due and payable pursuant to SECTION 9.3, or

             (ii) in the absence of such declaration, the giving of notice by the Lender to the Borrower that the Commitments have been terminated.

     "CONSENT" means a Consent to Assignment executed and delivered pursuant to
SECTION 6.2.6, substantially in the form of EXHIBIT J, as amended, supplemented, restated or otherwise modified from time to time pursuant to which the Borrower's counterparty to each Material Contract (i) consents to the assignment of each such Material Contract to the Lender as security for the Obligations and
(ii) provides the Lender an independent right to cure defaults under such Material Contract.

     "CONSOLIDATED NET INCOME" means, with respect to the Borrower and its consolidated Subsidiaries for any period, the consolidated net income (or loss) of the Borrower and its consolidated Subsidiaries for such period determined in accordance with GAAP.

     "CONTINGENT LIABILITY" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse,
(a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; or (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered.

     "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "CREDIT EXTENSION" means and includes

         (a) the advancing of any Tranche A Loans by the Lender in connection with a Borrowing hereunder,

         (b) the advancing of any Tranche B Loans by the Lender in connection with a Borrowing hereunder, and

         (c) any issuance by an Issuer, or the extension of the Stated Expiry Date by an Issuer, of a Letter of Credit.

         "CURRENT RATIO" means, as of the end of each Fiscal Quarter, the ratio of

         (a) the current assets (including the unused portion of the Commitment Amount) of the Borrower and its consolidated Subsidiaries to

         (b) the current liabilities (minus the current portion of long term
     Debt) of the Borrower and its consolidated Subsidiaries.

     "DEBT" means the outstanding principal amount of all Indebtedness of the Borrower and its consolidated Subsidiaries of the nature referred to in CLAUSES
(a) AND (b) of the definition of "INDEBTEDNESS".

     "DEBT TO CAPITALIZATION RATIO" means, as of the end of each Fiscal Quarter, the ratio of (a) Debt to (b) Capitalization.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DEVELOPMENT PROPERTIES" means those Oil & Gas Properties described in
SCHEDULE II, PART C (Starboard Properties) and SCHEDULE II, PART D (Other Development Properties) to this Agreement.

     "DISBURSEMENT DATE" is defined in SECTION 4.4.

     "DESIGNEE" is defined in SECTION 3.5.

     "DISBURSEMENT" means the amount disbursed by the Issuer on a Disbursement Date.

     "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Lender.

     "DISTRIBUTION PAYMENTS" is defined in SECTION 8.2.6.

     "DOLLAR" and the sign "$" mean lawful money of the United States.

     "DOMESTIC OFFICE" means the office of the Lender designated as such on its signature page hereto or designated in a Lender Assignment Notice or such other office of the Lender (or any successor or assign of the Lender) within the United States as may be designated from time to time by notice from the Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means for any period, the sum, without duplication, of the following:

         (a) Consolidated Net Income for such period, plus

         (b) Interest Expense for such period, plus

         (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Borrower and its consolidated Subsidiaries deducted in determining Consolidated Net Income for such period, plus (minus)

         (d) all federal, state, local and foreign income taxes of the Borrower and its consolidated Subsidiaries deducted (or credits added) in determining Consolidated Net Income for such period, plus (minus)

         (e) other non-cash items deducted or added in determining Consolidated Net Income for such period.

         "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

     "ENGINEERING REPORT" means one or more reports, in form and substance satisfactory to the Lender, prepared at the sole cost and expense of the Borrower by Netherland, Sewell & Associates, Inc. or another petroleum engineer acceptable to the Lender in its reasonable business judgment, which shall evaluate the Proven Reserves and probable reserves attributable to the Hydrocarbon Interests owned directly by the Borrower and/or its Subsidiaries and constituting part of the Mortgaged Properties, as of the immediately preceding January 1 or July 1. Each Engineering Report shall set forth volumes, projections of the future rate of production, Hydrocarbons prices, escalation rates, discount rate assumptions, and net proceeds of production, present value of the net proceeds of production, estimated costs of Remedial Action, operating expenses and capital expenditures, in each case based upon updated economic assumptions reasonably acceptable to the Lender.

     "ENVIRONMENTAL LAWS" means all Applicable Laws relating to public health and safety through protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "EVENT OF DEFAULT" is defined in SECTION 9.1.

     "FACILITY" means the Tranche A Facility or the Tranche B Facility, or either of them, as the case may be, providing for the Commitment and the Loans.

     "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day, such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Lender of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Lender.

     "FISCAL QUARTER" means any quarter ending on the last day of March, June, September, and December of a Fiscal Year.

     "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1998") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in Section 1.4.

     "GOVERNMENT AGENCY" means any federal, state, regional, tribal or local government or governmental department or other entity charged with the administration, interpretation or enforcement of any Applicable Law.

     "GUARANTIES" means the guaranties of the Obligations, executed and delivered pursuant to Section 6.1.3 and Section 6.2.7, substantially in the form of Exhibit E, given by each of the Borrower's Subsidiaries.

     "HAZARDOUS MATERIAL" means

         (a) any "hazardous substance", as defined by CERCLA;

         (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

         (c) any petroleum, crude oil or fraction thereof;

          (d) any hazardous, dangerous or toxic chemical, material, waste or substance within the meaning of any Environmental Law;

          (e) any radioactive material, including any naturally occurring radioactive material, and any source, special or by-product material as defined in 42 U.S.C. Section 2011 ET SEQ., and any amendments or reauthorizations thereof;

          (f)  asbestos-containing materials in any form or condition; or

          (g)  polychlorinated biphenyls in any form or condition.

     "HEDGING AGREEMENTS" means:

          (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and

          (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities (including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

     "HIGHEST LAWFUL RATE" is defined in SECTION 3.2.4.

     "HYDROCARBON INTERESTS" means all rights, titles and interests in and to oil and gas leases; oil, gas and mineral leases; other Hydrocarbon leases; mineral interests; mineral servitudes; overriding royalty interests; royalty interests; net profits interests; production payment interests; and other similar interests.

     "HYDROCARBONS" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

     "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement;

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under SECTION 8.2.4.; or

          (d) which relates to possible errors generated by financial reporting and related systems due to the Year 2000 Problem.

     "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INDEBTEDNESS" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (d)  net liabilities of such Person under all Hedging Obligations;

          (e) all net monetary obligations of such Persons with respect to Production Payments;

          (f)  all Capitalized Lease Liabilities;

          (g) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (h)  all Contingent Liabilities of such Person;

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless the Lender expressly permits exclusion based on non-recourse provisions acceptable to the Lender set forth in the agreements regarding such Indebtedness..

     "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

     "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

     "INTEREST COVERAGE RATIO" means, for any four consecutive Fiscal Quarters, the ratio of (a) EBITDA for such Fiscal Quarters to (b) Interest Expense for such Fiscal Quarters; PROVIDED, HOWEVER, that solely for purposes of calculating the Interest Coverage Ratio there shall be excluded from the calculation of Consolidated Net Income those expenses of the Borrower and its Consolidated Subsidiaries for geological and geophysical services and those incurred in connection with oil and gas wells that were not commercially successful, in each case with respect to such entities, Oil & Gas Properties where such expenses have not been capitalized.

     "INTEREST EXPENSE" means, for any period, the consolidated interest expense of the Borrower and its consolidated Subsidiaries for such period (including all imputed interest under Hedging Agreements, but excluding all fees paid under
SECTION 3.3), as determined in accordance with GAAP, including the interest expense associated with any Capitalized Lease Liabilities of the Borrower and its consolidated Subsidiaries.

     "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

          (a) no more than three different Interest Periods may be in effect at any time;

          (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

          (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of another calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

          (d)  no Interest Period may end later than the Stated Maturity Date;
     and

          (e) the Borrower shall select each Interest Period for a particular LIBO Rate Loan so as not to require (as reasonably foreseeable as possible) a prepayment of such LIBO Rate Loan during such Interest Period.

     "INVESTMENT" means, relative to any Person,

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business and excluding prepaid expenses incurred in the ordinary course of business);

          (b)  any Contingent Liability of such Person; and

          (c) any ownership or similar interest held by such Person in any other Person; PROVIDED, HOWEVER, that (i) Hedging Obligations and (ii) Production Payments where the Borrower or its Subsidiary is the grantor or transferror thereof shall not be considered Investments.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "ISSUANCE REQUEST" means a request for the issuance of a Letter of Credit and certificate duly executed by the chief executive, accounting or financial Authorized Officer of the Borrower, in substantially the form of EXHIBIT M attached hereto (with such changes thereto as may be agreed upon from time to time by the Issuer and the Borrower).

     "ISSUER" means the Lender or its designee, in its capacity as an issuer of the Letters of Credit.

     "LENDER ASSIGNMENT NOTICE" means a Lender Assignment Notice substantially in the form of EXHIBIT G hereto.

     "LENDER" is defined in the PREAMBLE.

     "LETTER OF CREDIT" is defined in SECTION 4.1.

     "LETTER OF CREDIT AVAILABILITY" means, at any time, the lesser of

          (a)  the excess of

               (i)  $1,000,000 OVER

               (ii) the then Letter of Credit Outstandings,

     OR

          (b)  the Tranche A Commitment Availability at such time.

     "LETTER OF CREDIT OUTSTANDINGS" means, at any time, an amount equal to sum of

          (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise),

PLUS

          (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "LIBO RATE" means, with respect to each Interest Period for a LIBO Rate Loan, the rate of interest equal to the average (rounded upward, if necessary, to the nearest 1/16th of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Lender's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two (2) Business Days prior to the beginning of such Interest Period for Dollar deposits of amounts comparable to the outstanding principal amount of the LIBO Rate Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such LIBO Rate Loan.

     "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

     "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

          LIBO Rate           =              LIBO RATE

                                   -------------------------------
     (Reserve Adjusted)            1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Lender on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Lender, two Business Days before the first day of such Interest Period.

     "LIBOR OFFICE" means the office of the Lender designated as such on the signature page hereto or designated in a Lender Assignment Notice or such other office of the Lender (or any successor or assign of the Lender) as designated from time to time by notice from the Lender to the Borrower, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of the Lender hereunder.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in Property to secure (i) the payment of a debt or (ii) the performance of an obligation, or other priority or preferential arrangement of any kind or nature whatsoever in respect of any Property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing.

     "LOANS" means the loans provided for by SECTION 2.1 and shall include Tranche A Loans and Tranche B Loans.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Warrant Documents, all Letters of Credit, all Hedging Agreements and all other agreements relating to this Agreement entered into from time to time between the Borrower (or any or all of its Subsidiaries or Affiliates) and the Lender (or any Affiliate of the Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with any of the foregoing.

     "MMBTu" means one million British Thermal Units.

     "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or any other Obligor and its Subsidiaries; or (b) a material impairment of the ability of the Borrower or any Obligor to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Borrower, its Subsidiaries or any other Obligor of any Loan Document, or (ii) the perfection or priority of any Lien granted under any of the Loan Documents.

     "MATERIAL CONTRACT" means (i) each Acquisition Agreement, Hydrocarbon purchase and sale agreement, or similar contract relating to any Hydrocarbon Interests included in the Mortgaged Properties or (ii) other agreement designated as such by the Lender.

     "MERGER AGREEMENT" is defined in the RECITALS.

     "MORTGAGE CONSENTS" means all consents required under existing oil and gas leases or other agreements and Approvals by Governmental Agencies to the granting of a Mortgage to the Lender, and as reasonably determined by the Lender with respect to Acquired Properties that become Mortgaged Properties after the Effective Date.

     "MORTGAGES" means the Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statements and Fixture Filing executed and delivered pursuant to SECTION 6.1.7 and SECTION 6.2.2, substantially in the form of EXHIBIT D hereto, as amended, supplemented, restated or otherwise modified from time to time.

     "MORTGAGED PROPERTIES" means the Hydrocarbon Interests, Properties and interests described in and secured by the Mortgages, as such Properties and interests are from time to time constituted, all as further provided in SECTION
6.1.7 and SECTION 6.2.2.

     "NON-REDEEMABLE STOCK" means stock issued by the Borrower or any of its Subsidiaries, PROVIDED that such stock is not considered debt for GAAP, tax law or any other purpose and PROVIDED FURTHER that neither the Borrower nor any of its Subsidiaries has any obligation to redeem or purchase or pay dividends on such stock or to exchange such stock for, or convert such stock to, any other security, whether such obligation arises pursuant to the terms of such stock or any other agreement relating thereto or otherwise and whether or not such obligation exists in all circumstances or only upon the occurrence of a particular event or condition or upon the passage of time or otherwise.

     "NOTES" means the secured promissory note or notes of the Borrower payable to the order of the Lender, in the form of EXHIBIT A hereto (as such promissory notes may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and/or any other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document, including without limitation, all Hedging Obligations arising under Hedging Agreements between the Borrower (or any Affiliate of the Borrower) and the Lender (or any Affiliate of the Lender).

     "OBLIGOR" means the Borrower, any of its Subsidiaries or any other Person (other than the Lender or any Affiliate of the Lender) obligated under, or otherwise a party to, any Loan Document.

     "OIL AND GAS PROPERTIES" means Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Government Agency having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon

Interests; all tenements, profits a prendre, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "OLD ESENJAY" is defined in the RECITALS.

     "ORGANIC DOCUMENT" means, relative to any corporate Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, and, relative to any partnership Obligor, its partnership agreement.

     "OVERRIDING ROYALTY INTEREST" means the interests conveyed and assigned by the Assignment.

     "PARTICIPANT" is defined in SECTION 10.11.2.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "PERCENTAGE" means, relative to the Lender, 100%, as such percentage may be adjusted from time to time pursuant to Lender Assignment Notice(s) executed by the Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11.

     "PERSON" means any natural person, corporation, partnership, joint venture, limited liability company, firm, association, trust, Government Agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PLAN" means any Pension Plan or Welfare Plan.

     "PLEDGE AGREEMENT" means a Pledge Agreement of the Borrower executed and delivered pursuant to SECTION 6.1.4 and SECTION 6.2.8, substantially in the form of EXHIBIT F-1 hereto, and a Pledge Agreement of each of the Borrower's Subsidiaries executed and delivered pursuant to SECTION 6.1.4 and SECTION 6.2.8, substantially in the form of EXHIBIT F-2 hereto, in each case as amended, supplemented, restated or otherwise modified from time to time.

     "PROCEEDS ACCOUNT" is defined in SECTION 3.4.

     "PRODUCTION PAYMENTS" means a production payment (whether volumetric or dollar denominated) or similar royalty, overriding royalty, net profits interest or other similar interest in Oil and Gas Properties, or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such Oil and Gas Properties where the holder of such interest has recourse solely to such interest and the grantor or transferor thereof has an express contractual obligation to produce and sell Hydrocarbons from such Oil and Gas Properties, or to cause such Oil and Gas Properties to be so operated and maintained, in each case in a reasonably prudent manner.

     "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "PROVEN RESERVES" means collectively, "proved oil and gas reserves," "proved developed producing oil and gas reserves," "proved developed non-producing oil and gas reserves" (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and "proved undeveloped oil and gas reserves," as such terms are defined by the U.S. Securities and Exchange Commission in its standards and guidelines.

     "QUARTERLY PAYMENT DATE" means, commencing December, 1998, the last Business Day of each March, June, September and December.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, substantially in the form of EXHIBIT O-3, between the Borrower and the Lender or the Designee.

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 4.5.

     "RELEASE" means a "release," as such term is defined in CERCLA.

     "REMEDIAL ACTION" means any action under Environmental Laws required to (a) clean up, remove, treat, dispose of, abate, or in any other way address pollutants (including Hazardous Materials) in the environment, (b) prevent the Release or threat of a Release or minimize the further Release of pollutants, or
(c) investigate and determine if a remedial response is needed and to design such a response and any post-remedial investigation, monitoring, operation, and maintenance and care.

     "REQUIRED ASSET SALES" means those sales of Oil and Gas Properties of the Borrower and its Subsidiaries not containing Proven Reserves required to be completed by the Borrower pursuant to SECTION 8.1.3(g).

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as in effect from time to time.

     "RESTRICTED PAYMENT TESTS" means compliance with each of the following restrictions (both before and immediately after giving effect to the applicable Distribution Payment):

          (a) Tangible Net Worth shall not be less than the sum of (i) $45,000,000 plus (ii) fifty percent (50%) of Consolidated Net Income (excluding the effects of consolidated net losses), for all Fiscal Quarters beginning after the Effective Date and treated as a single accounting period, plus (iii) one-hundred percent (100%) of the net proceeds received by the Borrower or its Subsidiaries from the sale of any Non-Redeemable Stock at any time after the Effective Date;

          (b)  the Current Ratio shall be not less than 1.1:1.0;

          (c)  the Debt to Capitalization Ratio shall not be greater than 50%;

          (d)  the Interest Coverage Ratio shall be not less than 3.0:1.0;

          (e) all Tranche B Loans shall have been paid in full and the Tranche B Commitment shall have been terminated;

          (f)  there shall exist no Collateral Value Deficiency;

          (g)  there shall exist no Borrowing Base Deficiency; and

          (h)  no Default shall have occurred and be continuing.

     "SECURITY AGREEMENT" means a security agreement and any similar instrument or agreement executed and delivered pursuant to SECTION 6.1.5 or SECTION 6.2.6, substantially in the form of EXHIBIT C, as amended, supplemented, restated or otherwise modified from time to time.

     "SECURITY DOCUMENTS" means, collectively, (a) the Guaranties, (b) the Pledge Agreements, (c) the Mortgages, (d) the Security Agreements, (e) the Consents and (f) the Mortgage Consents, together with any exhibits, schedules and other attachments to such documents and any financing statements related thereto, as such documents, exhibits, schedules, attachments or financing statements may be, from time to time, amended, supplemented, restated or otherwise modified.

     "STARBOARD PROPERTIES" means those Oil & Gas Properties described in
SCHEDULE II, PART C to this Agreement located in Terrebonne Parish, Louisiana.

     "STATED AMOUNT" of each Letter of Credit means the face amount or the "Stated Amount" of such Letter of Credit (as defined therein).

     "STATED EXPIRY DATE" is defined in SECTION 4.1.

     "STATED MATURITY DATE means

          (a) as to any Tranche A Loan, that date that is three (3) years after the Tranche A Availability Termination Date; and

          (b) as to any Tranche B Loan, the Tranche B Availability Termination Date.

     "SUBORDINATED CREDITOR" means Duke Energy Financial Services, Inc. and/or such other Person or Persons who are acceptable to the Lender.

     "SUBSIDIARY" means, with respect to any Person, (a) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, (b) any partnership, limited liability company, joint venture, association or other business entity in which more than 50% of the equity interest or voting power is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person or (c) any partnership in which such Person is a general partner.

     "SURETY INSTRUMENTS" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

     "TANGIBLE NET WORTH" means the consolidated net worth of the Borrower and its consolidated Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its consolidated Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

     "TAXES" is defined in SECTION 5.6.

     "TERM LOAN" means a Tranche A Loan that has been converted from a revolving loan to a term loan pursuant to the provisions of SECTION 2.1.1.

     "TRANCHE A AVAILABILITY TERMINATION DATE" means October 13, 2000.

     "TRANCHE A COMMITMENT" means the Lender's commitment pursuant to SECTION
2.1.1 to make Tranche A Loans to the Borrower in accordance with the terms and provisions of this Agreement.

     "TRANCHE A COMMITMENT AMOUNT" means $15,000,000 as reduced from time to time pursuant to the provisions of SECTION 2.2.

     "TRANCHE A FACILITY" means the Facility providing for the Tranche A Commitment and the Tranche A Loans.

     "TRANCHE A LOAN" means the loans made by the Lender to the Borrower pursuant to its Tranche A Commitment in accordance with SECTIONS 2.1.1 and 2.3, and includes such Loans during all times before and after they have been converted into a Term Loan pursuant to SECTION 2.1.1(b).

     "TRANCHE B AVAILABILITY TERMINATION DATE" means April 13, 2000.

     "TRANCHE B COMMITMENT" means the Lender's commitment pursuant to SECTION
2.1.2 to make Tranche B Loans to the Borrower in accordance with the terms and provisions of this Agreement.

     "TRANCHE B COMMITMENT AMOUNT" means $5,000,000 as reduced from time to time pursuant to the provisions of SECTION 2.2.

     "TRANCHE B FACILITY" means the Facility providing for the Tranche B Commitment and the Tranche B Loans.

     "TRANCHE B LOAN" means each loan made by the Lender to the Borrower from time to time pursuant to its Tranche B Commitment in accordance with SECTIONS
2.1.2 and 2.3.

     "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "UNAVAILABLE COMMITMENT" means $20,000,000 less the Borrowing Base (in each case as reduced from time to time pursuant to the provisions of SECTION 2.2).

     "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

     "WARRANT AGREEMENT" means the Warrant Agreement, substantially in the form of EXHIBIT O-1, between the Borrower and the Lender or the Designee.

     "WARRANT DOCUMENTS" means the Warrant Agreement, the Warrants and the Registration Rights Agreement.

     "WARRANTS" means the warrants, substantially in the form of EXHIBIT O-2, from the Borrower to the Lender or the Designee.

     "WELFARE PLAN" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

     "YEAR 2000 COMPLIANT" is defined in SECTION 7.19.

     "YEAR 2000 PROBLEM" is defined in SECTION 7.19.

     SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, notice and other communication or other Loan Document delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section in this Agreement or other Loan Document, as applicable.

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

             (iii) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and
     (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Lender by way of consent, approval or waiver shall be deemed modified by the phrase "in its sole discretion."

          (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Lender, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lender merely because of the Lender's involvement in their preparation.

     SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 8.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in SECTION 7.7.


                                      ARTICLE II

                     COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE V), the Lender agrees to make loans ("LOANS") to the Borrower equal to the aggregate amount of the Borrowing of Loans requested by the Borrower to be made pursuant to the Commitments on such day described in this SECTION 2.1.

     SECTION 2.1.1.  TRANCHE A COMMITMENT.

     (a) From time to time on any Business Day during the period from and after the Effective Date to the earlier to occur of (x) Tranche A Availability Termination Date and (y) any Commitment Termination Date relating to all Commitments or to the Tranche A Commitment, the Lender will make Tranche A Loans to the Borrower equal to the amount of the Tranche A Loan requested by the Borrower to be made on such day in the applicable Borrowing Request therefor.
On the terms and subject to the conditions of this Agreement, the Borrower may from time to time borrow, prepay and reborrow Tranche A Loans.

     (b) On the terms and subject to the conditions of this Agreement, the Lender agrees to convert the aggregate unpaid principal amount of the Tranche A Loans outstanding at the opening of business on the Tranche A Availability Termination Date to a Term Loan, PROVIDED that (i) no Event of Default has occurred and is continuing at that time and (ii) the Borrower has provided a certificate to the Lender to that effect. Once repaid or prepaid, such Term Loan may not be reborrowed.

     SECTION 2.1.2. TRANCHE B COMMITMENT. From time to time on any Business Day during the period from and after the Effective Date to the earlier to occur of (x) Tranche B Availability Termination Date, and (y) any Commitment Termination Date relating to all Commitments or to the Tranche B Commitment, the Lender will make Tranche B Loans to the Borrower equal to the aggregate amount of the Tranche B Loan requested by the Borrower to be made on such day in the applicable Borrowing Request therefor. On the terms and subject to the conditions of this Agreement, the Borrower may from time to time borrow and prepay or repay Tranche B Loans, but may not reborrow any amounts paid or prepaid.

     SECTION 2.1.3. LETTERS OF CREDIT. From time to time on any Business Day, the Issuer will issue the Letters of Credit in accordance with ARTICLE IV.

     SECTION 2.1.4. LENDER NOT REQUIRED TO MAKE LOANS, ETC. UNDER CERTAIN CIRCUMSTANCES. The Lender shall not be required to

     (a)  make any Loan if, after giving effect thereto

          (i) the aggregate outstanding principal amount of all Tranche A Loans would exceed the Tranche A Commitment Amount less the Letter of Credit Outstandings, or

         (ii) the aggregate outstanding principal amount of all Tranche B Loans would exceed the Tranche B Commitment Amount, or

        (iii)  a Collateral Value Deficiency would exist; or

         (iv)  a Borrowing Base Deficiency would exist; or

          (v)  an Event of Default has occurred and is continuing; or

     (b) cause an Issuer to issue any Letter of Credit if, after giving effect thereto

          (i) all Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Tranche A Loans would exceed the Tranche A Commitment Amount; or

         (ii)  a Collateral Value Deficiency would exist; or

        (iii)  a Borrowing Base Deficiency would exist; or

         (iv)  all Letter of Credit Outstandings would exceed $1,000,000; or

          (v)  an Event of Default has occurred and is continuing.

     SECTION 2.2. REDUCTION OF COMMITMENT AMOUNTS. Any Commitment Amount is subject to reduction from time to time pursuant to this SECTION 2.2.

     SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day, voluntarily reduce the Tranche A Commitment Amount, the Tranche B Commitment Amount or either of them; PROVIDED, HOWEVER, that all such reductions shall require at least three (3) Business Days' prior notice to the Lender and be permanent, and any partial reduction of either Commitment Amount shall be in a minimum amount of $250,000 and in an integral multiple of $50,000.

     SECTION 2.2.2.  MANDATORY.

          (a) On the Tranche A Availability Termination Date, the unused portion of the Tranche A Commitment shall, without any further action, automatically and permanently be cancelled.

          (b) On the Tranche B Availability Termination Date, the unused portion of the Tranche B Commitment shall, without any further action, automatically and permanently be cancelled.

          (c) On any Commitment Termination Date, the Commitment Amount of each Facility shall be reduced to zero.


     SECTION 2.3. BORROWING PROCEDURE. By delivering a Borrowing Request to the Lender on or before 10:00 a.m. (Chicago time) on a Business Day, the Borrower may from time to time irrevocably request, on not less than three (3) nor more than five (5) Business Days' notice, that a Borrowing be made in a minimum amount of $250,000 and an integral multiple of $50,000, or in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be made on the Business Day specified in such Borrowing Request. The Lender shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request.

     SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Lender on or before 10:00 a.m. (Chicago time) on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice that all, or any portion in an aggregate minimum amount of $250,000 and an integral multiple of $50,000, of any LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that no portion of the outstanding principal amount of any LIBO Rate Loan may be continued as, and no portion of the outstanding principal amount of any Base Rate Loan may be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5.  LOAN ACCOUNTS AND NOTES.

          (a) The Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The loan accounts or records maintained by the Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lender to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans.

          (b) The Loans made by the Lender shall also be evidenced by a Note or Notes payable to the order of the Lender in a maximum principal amount equal to the original, aggregate Commitment Amount. The Borrower hereby irrevocably authorizes the Lender to make (or cause to be made) appropriate notations on the grid attached to the Notes (or on any continuation of such grid) or in other books and records maintained by the Lender, which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate applicable to the Loans evidenced thereby (the Borrower may from time to time reasonably request a copy of such grid). Such notations shall be conclusive and binding on the Borrower absent manifest error rebuttable presumptive evidence of the matters described therein; PROVIDED, HOWEVER, that the failure of the Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

          (c) The Borrower acknowledges that the Note delivered to the Lender as of the Effective Date amends, restates and renews the promissory note given by the Borrower under the Existing Agreement.

     SECTION 2.6. BORROWING BASE REDETERMINATION AND COLLATERAL VALUE REDETERMINATON.

          (a) Within thirty (30) days after receipt of the Engineering Report required to be delivered semi-annually, commencing with the Engineering Report required to be delivered sixty (60) days after January 1, 1999, the Lender shall notify the Borrower in writing of the Borrowing Base determined by the Lender on the basis of such Engineering Report. Borrower or Lender may request, and Lender will consider, one (1) additional determination of the Borrowing Base at any time during each calendar year following the Effective Date. Each such determination is herein called a "BORROWING BASE REDETERMINATION". Contemporaneously with each Borrowing Base Redetermination that shall occur at any time that any Tranche B Loan is outstanding, the Lender shall notify the Borrower in writing of the Collateral Value determined by the Lender on the basis of such Engineering Report. Each such determination is herein called a "COLLATERAL VALUE REDETERMINATION". Each Borrowing Base Redetermination (and, as applicable, Collateral Value Redetermination) shall be effective as of April 1st (with respect to Engineering Reports effective January 1st), October 1st (with respect to Engineering Reports effective July 1st) or upon notice from the Lender (with respect to any requested Borrowing Base Redetermination) when the Borrower is notified of the amount of the redetermined Borrowing Base

(and, as applicable the amount of the redetermined Collateral Value) by the Lender.

          (b) The Borrowing Base and Collateral Value are also subject to adjustment as provided for in SECTION 3.1.2.

     SECTION 2.7. PURPOSES. The Borrower shall apply the proceeds of each Loan only in the following manner:

          (a) in the case of Tranche A Loans, to refinance certain oil and gas producing properties owned by the Borrower or one of the Borrower's Subsidiaries in the States of Oklahoma, Kansas, Louisiana and Texas, and for other general corporate and working capital purposes;

          (b) in the case of Tranche B Loans, to finance Approved Development Activities with respect to (i) the Development Properties owned by the Borrower or one of the Borrower's Subsidiaries including those Properties located in Matagorda, San Patricio, Karnes, Willacy and Calhoun Counties, Texas and (ii) Oil & Gas Properties which the Borrower has acquired from Old Esenjay and Aspect.

                                     ARTICLE III

                      REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. REPAYMENTS AND PREPAYMENTS AND CERTAIN BORROWING BASE MATTERS. The Borrower shall repay the unpaid principal amount of the Loans as set forth in this SECTION 3.1.

     SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Tranche A Loan, and each Tranche A Loan shall mature and be due and payable, on the Tranche A Availability Termination Date; PROVIDED, HOWEVER, that, as provided in SECTION 2.1.1(b), if no Event of Default has occurred and is continuing, the unpaid principal amount of the Tranche A Loans shall, on the Tranche A Availability Termination Date, not be due and payable but shall convert to a Term Loan. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date applicable thereto. Prior thereto, the Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; PROVIDED, HOWEVER, that

               (i) any such prepayment shall be made PRO RATA among Loans of the same type;

              (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

             (iii) all such voluntary prepayments shall require at least three
          (3) but no more than five (5) Business Days' prior written notice to the Lender (which notice is irrevocable) stating the date and amount of such prepayment and the type of Loan to be prepaid; and

              (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 and an integral multiple of $50,000;

          (b) shall, on each date when any reduction in any Commitment Amount shall become effective, including pursuant to SECTION 2.2, make a mandatory prepayment (which shall be applied (or held for application, as the case may be) by the Lender to the payment of the aggregate unpaid principal amount of those Loans then outstanding and then to the payment of the then Letter of Credit Outstandings) equal to the excess, if any, of the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings over such Commitment Amount as so reduced;

          (c)  shall make prepayments as specified in SECTION 3.1.2;

          (d) shall, if Tranche A Loans have been converted to a Term Loan pursuant to the terms and conditions hereof, on each Quarterly Payment Date after the Tranche A Availability Termination Date, make a payment in an amount equal to that necessary to amortize the principal of all Tranche A Loans that have been converted into a Term Loan equally over the remaining Quarterly Payment Dates and the Stated Maturity Date that is applicable to Tranche A Loans;

          (e) shall, on the Tranche B Availability Termination Date, pay in full all Tranche B Loans;

          (f)  shall, immediately upon any acceleration of the Loans pursuant to
     SECTION 9.2 or SECTION 9.3, repay all Loans, unless, pursuant to SECTION 9.3, only a portion of all Loans is so accelerated.

Each payment or prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4, and shall be applicable, to the extent of such prepayment, in the inverse order of maturity. No voluntary prepayment of principal of any Loans or any prepayment pursuant to the preceding CLAUSE (c) shall cause a reduction in any Commitment Amount.

     SECTION 3.1.2. BORROWING BASE DEFICIENCIES, COLLATERAL VALUE DEFICIENCIES AND ASSET SALES.

          (a) Upon the occurrence of a Borrowing Base Deficiency and/or a Collateral Value Deficiency, the Lender may notify the Borrower of such Borrowing Base Deficiency and/or such Collateral Value Deficiency, as applicable. Within ten (10) days from and after the Borrowing Base Deficiency Notification Date and/or such Collateral Value Deficiency Notification Date, as applicable, the Borrower shall notify the Lender that it shall take one of the following actions:


               (i) execute and deliver to the Lender supplemental or additional Security Documents, in form and substance reasonably satisfactory to the Lender and its counsel, securing payment of the Notes and the other Obligations and covering additional Oil and Gas Properties directly owned by the Borrower or one or more of the Borrower's Subsidiaries which are not then covered by any Loan Document and which are of a type and nature satisfactory to the Lender, and having a value, in addition to other Oil and Gas Properties already subject to a Mortgage, sufficient to eliminate the Borrowing Base Deficiency and the Collateral Value Deficiency, as applicable, all as more particularly described in SECTION 8.1.7(a) and (b); or

              (ii) make a payment with respect to the Obligations, (which shall be applied (or held for application, as the case may be) by the Lender to the payment of the aggregate unpaid principal amount of those Loans then outstanding and then to the payment of the then Letter of Credit Outstandings) in an aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency and Collateral Value Deficiency, as applicable, within sixty (60) days after the Borrowing Base Deficiency Notification or Collateral Value Deficiency Notification Date, as applicable.

     If the Borrower shall elect to execute and deliver (or cause one or more of the Borrower's Subsidiaries to execute and deliver) supplemental or additional Security Documents to the Lender pursuant to CLAUSE (i), it shall provide the Lender with descriptions of the additional assets to be collaterally assigned (together with current valuations, Engineering Reports, Security Documents described in CLAUSE (i) and title evidence applicable thereto, each of which shall be in form and substance reasonably satisfactory to the Lender) within sixty (60) days after the Borrowing Base Deficiency Notification Date or Collateral

     Value Deficiency Notification Date, as applicable. Such supplemental or additional Security Documents shall be subject to the terms of SECTION
     8.1.7. If the Borrower fails to take any of the actions described in CLAUSES (i) or (ii) above within such ten (10) day period, then without any necessity for notice to the Borrower or any other person, the Borrower shall become obligated immediately to pay Obligations in an aggregate principal amount equal to the applicable Borrowing Base Deficiency and/or Collateral Value Deficiency.

          (b) If the Borrower or any Subsidiary sells, transfers or otherwise disposes of Oil and Gas Properties included in the most recent determination of the Borrowing Base and that have a fair market value in the aggregate for the Borrower and such Subsidiaries in excess of $250,000 during the period from the effective date of the most recent Borrowing Base Redetermination until the effective date of the next Borrowing Base Redetermination, the Borrowing Base and the Collateral Value shall be immediately reduced, until the effective date of the next Borrowing Base Redetermination and Collateral Value Redetermination, by an amount as reasonably determined by the Lender, or if the value of the applicable Oil and Gas Properties cannot be readily determined by the Lender, by the net sales proceeds realized from the sale, transfer or other disposition of such assets.

     If such reduction shall result in a Borrowing Base Deficiency and/or Collateral Value Deficiency, then in lieu of the provisions of CLAUSE (a) of SECTION 3.1.2, the Borrower shall immediately make a payment with respect to the Obligations in an amount equal to the greater of such Borrowing Base Deficiency or such Collateral Value Deficiency. In addition to and cumulative of the foregoing , if a Borrowing Base Deficiency and/or Collateral Value Deficiency exists prior to such sale, transfer or other disposition of assets, then in lieu of the provisions of CLAUSE (a) of
     SECTION 3.1.2, the Borrower shall, with the written consent of the Lender, immediately make a payment with respect to the Obligations (which shall be applied (or held for application, as the case may be) by the Lender first to the payment of the aggregate unpaid principal amount of those Loans then outstanding, and then to the payment of the then Letter of Credit Outstandings) in an aggregate principal amount equal to the lesser of (i) the greater of the amount of the Collateral Value Deficiency or the amount of the Borrowing Base Deficiency (after giving effect to the applicable sale, transfer or other disposition) or (ii) 100% of the net sales proceeds realized from the applicable sale, transfer or other disposition.

          (c) In addition, if the Borrower or any of its Subsidiaries raises capital through the issuance of any type of equity or issues any subordinated debt or senior unsecured debt, the proceeds of such issuance will first be applied to cure any Borrowing Base Deficiency and/or Collateral Value Deficiency

     SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

     SECTION 3.2.1. RATE. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the Alternate Base Rate plus the Applicable Margin from time to time in effect; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. POST-MATURITY RATES. After (w) the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), (x) the date any other monetary Obligation of the Borrower shall have become due and payable, (y) the date any other Event of Default shall have occurred (and so long as such Event of Default shall be continuing), and (z) the date that is sixty (60) days after a Borrowing Base Deficiency Notification Date or after a Collateral Value Deficiency Notification Date, if the applicable Borrowing Base Deficiency or Collateral Value Deficiency, as applicable, has not been cured, the Borrower shall pay, but only to the extent permitted by Applicable Law, interest (after as well as before judgment) on all Obligations at a rate per annum equal to

          (a) with respect to LIBO Rate Loans for the period from the date such Loan becomes due and payable to the end of the then current Interest Period, the higher of (i) the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin plus a margin of 3%, or
     (ii)the sum of the Alternate Base Rate plus the Applicable Margin plus a margin of 3%; or

          (b) in all other cases, the sum of the Alternate Base Rate plus the Applicable Margin plus a margin of 3%.

     SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:


          (a)  on the Stated Maturity Date;

          (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan and on that portion of such Loan so paid or prepaid;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

          (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period and, if such Interest Period shall exceed three months, on the ninetieth (90th) day of such Interest Period; and

          (e)  on that portion of any Loans which is accelerated pursuant to
     SECTION 9.2 or SECTION 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.2.4. MAXIMUM INTEREST. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the Obligations of the Borrower to the Lender under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Applicable Law limiting rates of interest which may be charged or collected by the Lender. Accordingly, if the transactions contemplated hereby would be usurious under Applicable Law with respect to the Lender then, in that event, notwithstanding anything to the contrary in this Agreement, it is agreed as follows:

          (a)  the provisions of this SECTION 3.2.4 shall govern and control;

          (b) the aggregate of all consideration which constitutes interest under Applicable Law that is contracted for, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement by the Lender shall under no circumstances exceed the maximum amount of interest allowed by Applicable Law (such maximum lawful interest rate, if any, with respect to the Lender herein called the "HIGHEST LAWFUL RATE"), and any excess shall be credited to the Borrower by the Lender (or, if such consideration shall have been paid in full, such excess refunded to the Borrower);

          (c) all sums paid, or agreed to be paid, to the Lender for the use, forbearance and detention of the indebtedness of the Borrower to the Lender hereunder shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and

          (d) if at any time the interest provided pursuant to SECTIONS 3.2.1 and 3.2.2 together with any other fees payable pursuant to this Agreement and deemed interest under Applicable Law, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees to accrue to the Lender pursuant to this Agreement shall be limited, notwithstanding anything to the contrary in this Agreement, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement and such fees deemed to be interest equals the amount of interest which would have accrued to such Lender if a varying rate per annum equal to the interest provided pursuant to SECTIONS 3.2.1 and 3.2.2 had at all times been in effect, PLUS the amount of fees which would have been received but for the effect of this SECTION 3.2.4.

     SECTION 3.3.  FEES. The Borrower agrees to pay the fees set forth in this
SECTION 3.3.  All such fees shall be non-refundable.

     SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Lender, for the period (including any portion thereof when any of the Commitments are suspended by reason of the Borrower's inability to satisfy any condition of
ARTICLE V) commencing on December 31, 1998, and continuing through the final Commitment Termination Date, a commitment fee at the rate of three-eighths of one percent (0.375%) per annum on the average daily Commitment Availability. Such fees shall be payable by the Borrower in arrears on the last Business Day of each March, June, October and December, commencing with the first such day following the Effective Date, and on each Commitment Termination Date.

     SECTION 3.3.2. STRUCTURING FEE. The Borrower has agreed to pay to the Lender, on or before the Effective Date, a structuring fee in the amount of $50,000. If paid before the Effective Date, such fee shall be credited against the closing fee provided for in SECTION 3.3.3.

     SECTION 3.3.3. CLOSING FEE. On the Effective Date, the Borrower agrees to pay to the Lender a closing fee in the amount of $250,000.

     SECTION 3.3.4. ENGINEERING FEE. The Borrower agrees to pay an annual engineering and re-determination fee in the amount of $25,000. The applicable portion of such fees shall be payable by the Borrower in arrears on each Quarterly Payment Date.

     SECTION 3.3.5. LETTER OF CREDIT STATED AMOUNT FEE. The Borrower agrees to pay to the Issuer a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a rate per annum equal to 1% of the Stated Amount of such Letter of Credit, based on a year comprised of three-hundred and sixty (360) days. A prorated portion of such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the earlier of the Tranche A Availability Termination Date or the Tranche A Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

     SECTION 3.3.6. LETTER OF CREDIT ISSUANCE FEE. The Borrower agrees to pay to the Issuer an issuance fee for each Letter of Credit issued by the Issuer for the period from and including the date of issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, the greater of (x) 0.25% of the Stated Amount of such Letter of Credit or (y) $300. Such fee shall be payable by the Borrower on the date of issuance of such Letter of Credit.

     SECTION 3.3.7. LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower agrees to pay to the Lender the amounts described in SECTION 4.3.

     SECTION 3.3.8. BORROWING BASE FEE. The Borrower agrees to pay to the Lender a fee in the amount of $150,000 (the "BORROWING BASE FEE") immediately following the first time the Borrowing Base is redetermined (pursuant to a Borrowing Base Redetermination) to be in excess of $10 million.

     SECTION 3.4. PROCEEDS ACCOUNT. The Security Documents contain an assignment to the Lender by the Borrower and its Subsidiaries, as applicable, of all production of Hydrocarbons and all proceeds attributable thereto properly allocable to the Mortgaged Properties. Notwithstanding such assignment of production, the Borrower may, until the Lender shall give notice to the contrary, receive such proceeds. Thereafter, all such proceeds from the sale of such production shall be paid directly into an account of the Borrower maintained with the Lender (the "PROCEEDS ACCOUNT"). The Borrower hereby grants to the Lender, subject to the prior assignment in favor of the Lender of such production and its proceeds, a security interest in the Proceeds Account and all proceeds thereof.

     SECTION 3.5. OVERRIDING ROYALTY INTEREST; ASSIGNMENT IS NOT COLLATERAL SECURITY.

          (a) In addition to interest paid on the Loans, the Borrower and its Subsidiaries, as applicable, shall assign and convey to the Lender's designee ("DESIGNEE"), as additional consideration payable to the Lender to be retained in perpetuity and not as additional collateral security, an overriding royalty interest in the Borrower's and each of Borrower's Subsidiaries' Hydrocarbon Interests that are described on SCHEDULE II, PART B (New Mortgaged Properties) and SCHEDULE II, PART C (Starboard Properties). Such overriding royalty interest shall be conveyed by the Assignment. In addition to the representations and warranties given in the Assignment, the Borrower hereby represents and warrants that the overriding royalty interest conveyed by the Assignment is free and clear of any mortgages, deeds of trust, voluntary or contractual liens, pledges, security interests, charges, conditional sales or other title retention documents, or other encumbrances or burdens other than those in favor of the Lender, if any, and as expressly set forth in EXHIBIT A to the Assignment.

          (b) If all Tranche B Loans are paid in full and the Tranche B Commitment is terminated on or before January 13, 2000, then the Borrower may purchase the overriding royalty interest conveyed by the Assignment in consideration of the payment of $200,000. Such conveyance shall be without recourse, representation or warranty of any kind, except that the Designee shall warrant against liens created by, through or under the Designee.

          (c) The overriding royalty interest described in the foregoing SUBSECTIONS (a) AND (b) shall not affect in any way the overriding royalty interests acquired by the Designee pursuant to the Prior Agreement.

                                      ARTICLE IV

                                  LETTERS OF CREDIT

     SECTION 4.1. ISSUANCE REQUESTS. By delivering to the Issuer an Issuance Request on or before 12:00 noon (Chicago time), the Borrower may request, from time to time prior to the earlier to occur of (x) the Tranche A Availability Termination Date and (y) the Tranche A Commitment Termination Date, and on not less than three (3) nor more than ten (10) Business Days' notice, that the Issuer issue an irrevocable standby letter of credit in substantially the form of EXHIBIT N hereto, or in such other form as may be mutually agreed by the Borrower and the Issuer (each a "LETTER OF CREDIT"), in support of financial obligations of the Borrower incurred in the Borrower's ordinary course of business and which are described in such Issuance Request. Each Letter of Credit shall by its terms:


          (a)  be issued in a Stated Amount which

               (i)  is at least $50,000;

              (ii) does not exceed (or would not exceed) the then Letter of Credit Availability;

          (b) be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier of (i) one (1) year after its date of issuance, or (ii) one (1) year after the Availability Termination Date; and

          (c)  on or prior to its Stated Expiry Date

               (i) terminate immediately upon notice to the Issuer from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full,

               (ii) reduce in part immediately and to the extent the beneficiary thereunder has notified the Issuer that the obligations covered thereby have been paid or otherwise satisfied in part, or

               (iii) terminate thirty (30) Business Days after notice to the beneficiary thereunder from the Lender that an Event of Default has occurred and is continuing.

So long as no Default has occurred and is continuing, by delivery to the Issuer of an Issuance Request at least three (3) but not more than ten (10) Business Days prior to the Stated Expiry Date of any Letter of Credit, the Borrower may request the Issuer to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed the earlier of one (1) year from its date of extension, the Tranche A Availability Termination Date or the Tranche A Commitment Termination Date.

     SECTION 4.2. ISSUANCES AND EXTENSIONS. On the terms and subject to the conditions of this Agreement (including ARTICLE VI), the Issuer shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof. Upon the expiration of any Letter of Credit, the Borrower may re-use any portion of the Letter of Credit Availability for the issuance of new Letters of Credit prior to the earlier to occur of the Tranche A Availability Termination Date or the Tranche A Commitment Termination Date.

     The Issuer is under no obligation to issue any Letter of Credit if:

          (i) any order, judgment or decree of any Government Agency or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such Letter of Credit, or any requirement of Applicable Law or any request or directive (whether or not having the force of law) from any Government Agency with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuer in good faith deems material to it;

          (ii) one or more of the applicable conditions contained in ARTICLE VI is not then satisfied;

         (iii) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

          (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuer, or the issuance of a Letter of Credit shall violate any applicable policies of the Issuer;

           (v) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

          (vi) such Letter of Credit is in a face amount denominated in a currency other than Dollars.

The Uniform Customs and Practice for Documentary Credits most recently published by the International Chamber of Commerce at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

     SECTION 4.3. EXPENSES. The Borrower agrees to pay to the Issuer all reasonable administrative expenses of the Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit issued by the Issuer upon demand from time to time.

     SECTION 4.4. DISBURSEMENTS. The Issuer will notify the Borrower promptly of the presentment for payment of any Letter of Credit, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. In paying any drawing under a Letter of Credit, the Issuer shall not have any responsibility to obtain any document (other than to obtain and review any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

Prior to 12:00 noon (Chicago time) on the Disbursement Date, the Borrower will reimburse the Issuer for all amounts which it has disbursed under the Letter of Credit. To the extent the Issuer is not reimbursed in full in accordance with the preceding sentence, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Alternate Base Rate, plus the Applicable Margin, plus a margin of 3% per annum, payable on demand. In the event the Issuer is not reimbursed by the Borrower on the Disbursement Date, or if the Issuer must for any reason return or disgorge such reimbursement, the Lender shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Loans as provided in SECTION 2.1.1 (the Borrower being deemed to have given a timely Borrowing Request therefor for such amount); PROVIDED, HOWEVER, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

     SECTION 4.5. REIMBURSEMENT. The Borrower's obligation (a "REIMBURSEMENT OBLIGATION") under SECTION 4.4 to reimburse the Issuer with respect to each Disbursement (including interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against the Lender, the Issuer or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; PROVIDED, HOWEVER, that nothing herein shall adversely affect the right of the Borrower to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of the Issuer.

     SECTION 4.6. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default or the occurrence of the Tranche A Commitment Termination Date, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the Lender, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Lender under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by the Lender to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Lender the amount deemed to have been so paid or disbursed by the Lender. Any amounts so received by the Lender from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit issued by the applicable Issuer. At any time when such Letters of Credit shall terminate and all Obligations to the Lender are either terminated or paid or reimbursed to the Lender in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Lender or the Issuer), and the Lender will return to the Borrower the excess, if any, of

          (a) the aggregate amount deposited by the Borrower with the Lender and not theretofore applied by the Lender to any Reimbursement Obligation

OVER

          (b) the aggregate amount of all Reimbursement Obligations to the Lender pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the Lender shall return to the Borrower all amounts then on deposit with the Lender pursuant to this Section. All amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to the Borrower, as the case may be, bear interest for the Borrower's account at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by the Lender as additional collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by the Lender.

     SECTION 4.7. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Lender nor any Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise;

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof;

          (f) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit;

          (g) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuer (if other than the Lender or its Affiliates) or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letters of Credit or any unrelated transaction;

          (h) any payment by an Issuer under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by an Issuer under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding; or

          (i) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Lender or the Issuer hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Lender or the Issuer in good faith and not constituting gross negligence or willful misconduct shall be binding upon the Borrower and shall not put the Lender or the Issuer under any resulting liability to the Borrower.

     SECTION 4.8.  INCREASED COSTS; INDEMNITY.  If by reason of

          (a) any change in Applicable Law after the Effective Date or any change in the interpretation or application by any judicial or regulatory authority of any Applicable Law, or

          (b) compliance by the Lender with any direction, request or requirement (whether or not having the force of law) of any Government Agency, including Regulation D of the F.R.S. Board:

               (i) the Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this ARTICLE IV, whether directly or by such being imposed on or suffered by the Lender;

               (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of any Letters of Credit issued by an Issuer; or

               (iii) there shall be imposed on the Lender any other condition regarding this ARTICLE IV or any Letter of Credit,

and the result of the foregoing is directly or indirectly to increase the cost to the Lender or the Issuer of issuing or maintaining any Letter of Credit or to reduce any amount receivable in respect thereof by the Lender or the Issuer, then and in any such case may, at any time after the additional cost is incurred or the amount received is reduced, notify the Borrower thereof, and the Borrower shall pay on demand such amounts as the Lender or the Issuer may specify to be necessary to compensate the Lender or the Issuer for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Base Rate plus the Applicable Margin plus three percent (3%) per annum. The determination by the Lender or the Issuer, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

          (c)  In addition to amounts payable as elsewhere provided in this
     ARTICLE IV, the Borrower hereby indemnifies, exonerates and holds the Lender and each Issuer harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether the Lender or the Issuer is a party to the action for which indemnification is sought), including reasonable attorneys' fees and disbursements, which the Lender or the Issuer may incur or be subject to as a consequence, direct or indirect, of

               (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuer as determined by a court of competent jurisdiction, or

               (ii) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Government Agency.


                                      ARTICLE V

                      CERTAIN INTEREST RATE AND OTHER PROVISIONS

     SECTION 5.1. LIBO RATE LENDING UNLAWFUL. If the Lender shall determine (which determination shall, upon notice thereof to the Borrower, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligation of the Lender to make, continue, maintain or convert into any such LIBO Rate Loans shall, upon such determination, forthwith be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 5.2. DEPOSITS UNAVAILABLE. If the Lender shall have determined that Dollar deposits in the relevant amount are not available to the Lender in its relevant market, then, upon notice from the Lender to the Borrower, the obligations of the Lender under SECTION 2.3 to make any Loans shall forthwith be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist.

     SECTION 5.3.  INCREASED LOAN COSTS, ETC.  If by reason of

          (a) any change in Applicable Law after the Effective Date or any change in the interpretation or application by any judicial or regulatory authority of any Applicable Law, or

          (b) compliance by the Lender with any direction, request or requirement (whether or not having the force of Governmental Agency, including Regulation D of the F.R.S. Board:

               (i) the Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to any payment due under any LIBO Rate Loan or other amounts due under this Agreement, whether directly or by such being imposed on or suffered by the Lender;

              (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of Letters of Credit issued by an Issuer or any other extensions of credit or other assets of, or any deposits with or other liabilities of, the Lender or Loans made by the Lender, or against any other funds, obligations or other property owned or held by the Lender and the Lender actually incurs such additional costs; or

             (iii) there shall be imposed on the Lender any other condition affecting this Agreement (or any of such extensions of credit or liabilities),

and the result of the foregoing is directly or indirectly to increase the cost to the Lender of making, continuing or the Issuer of issuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans, any Letter of Credit or to reduce any amount receivable in respect thereof by the Lender or the Issuer, then and in any such case the Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Borrower thereof, and the Borrower shall pay on demand such amounts as the Lender or the Issuer may specify to be necessary to compensate the Lender or the Issuer for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Base Rate plus three percent (3%) per annum. The determination by the Lender or the Issuer, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

     SECTION 5.4. FUNDING LOSSES. In the event the Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor by reason of any act or omission by the Borrower or failure of a condition precedent to be satisfied; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor by reason of any act or omission by the Borrower;

then, upon the written notice of the Lender to the Borrower, the Borrower shall, within five (5) days of its receipt thereof, pay to the Lender such amount as will (in the reasonable determination of the Lender) reimburse the Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 5.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any Applicable Law of any Government Agency, affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender, and the Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments hereunder, issuance of Letters of Credit or the Loans made by the Lender is reduced to a level below that which the Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by the Lender to the Borrower, the Borrower shall immediately pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling Person for such reduction in rate of return. A statement of the Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Borrower. In determining such amount, the Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

     SECTION 5.6. TAXES. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, levies, assessments, imposts, deductions, fees, duties, withholdings or other charges and all liabilities with respect thereto of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Lender's net income or receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law then (unless the Borrower already knows of such withholding or deduction, upon notice thereof from the Lender) the Borrower will

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

          (c) pay to the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender will equal the full amount the Lender would have received and retained had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental Taxes or other liability (including interest, expenses or penalties) that may become payable by the Lender as a result of any such failure, whether or not such Taxes or liabilities were correctly or legally asserted. Payment under this indemnity shall be made within thirty (30) days after the date the Lender makes written demand therefor.

     Upon the request of the Borrower, each Assignee Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payment in respect of the Borrowings, execute and deliver to the Borrower, on or about January 15 of each calendar year, one or more (as the Borrower may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Assignee Lender is exempt from withholding or deduction of Taxes.

     SECTION 5.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Note or any other Loan Document shall be made by the Borrower without setoff, deduction or counterclaim, not later than 11:00 a.m. (Chicago time) on the date due, in U.S. Dollars in same day or immediately available funds, to such account with the Lender in Chicago, Illinois as the Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 5.8. SETOFF. The Lender shall, upon the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 9.1.9 or upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by the Lender, including without limitation, the Proceeds Account. The Lender agrees promptly to notify the Borrower after any such setoff and application made by the Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this SECTION 5.8 are in addition to other rights and remedies (including other rights of setoff under Applicable Law or otherwise) which the Lender may have.

     SECTION 5.9. USE OF PROCEEDS. The Borrower shall apply the proceeds of each Borrowing in accordance with SECTION 2.7; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U, X or G.


                                      ARTICLE VI

                                 CONDITIONS PRECEDENT

     SECTION 6.1. INITIAL CREDIT EXTENSION. The obligation of the Lender to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 6.1.

     SECTION 6.1.1. RESOLUTIONS, ETC. The Lender shall have received from the Borrower and each of Borrower's Subsidiaries a certificate, dated not later than the date of the initial Credit Extension, of the respective Secretary or Assistant Secretary of each of the Borrower and the Borrower's Subsidiaries, respectively, as to

          (a) resolutions of the respective Boards of Directors of the Borrower, or such Borrower's Subsidiary then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

          (b) the incumbency and signatures of those of its officers or Persons authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it;

          (c) the Organic Documents of the Borrower or such Borrower's Subsidiary; and

          (d) evidence that each of the Borrower or such Borrower's Subsidiary in good standing under the laws of the jurisdiction of its respective organization and in each of the jurisdictions where the Mortgaged Properties are located, upon which certificates the Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

     SECTION 6.1.2. DELIVERY OF NOTES. The Lender shall have received the Notes duly executed and delivered by the Borrower.

     SECTION 6.1.3. GUARANTIES. The Lender shall have received executed counterparts of the Guaranties, dated as of the date hereof, duly executed by each of the Borrower's Subsidiaries.

     SECTION 6.1.4. PLEDGE AGREEMENTS. To the extent not previously delivered in connection with the Existing Agreement, the Lender shall have received executed counterparts of the Pledge Agreements, or Ratifications of Pledge Agreements previously delivered under the Existing Agreement, dated as of the date hereof, duly executed by the Borrower pledging all of its interest in the capital stock of each of the Borrower's Subsidiaries, in each case together with the certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the Pledge Agreements, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreements are uncertificated securities, confirmation and evidence satisfactory to the Lender that the security interest in such uncertificated securities has been transferred to and perfected by the Lender in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of Illinois, and, as applicable, with the evidence of completion (or satisfactory arrangement for the completion) of all filings and recordings of the Pledge Agreements as may be necessary, or in the reasonable opinion of the Lender, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

     SECTION 6.1.5. SECURITY AGREEMENT. The Lender shall have received executed counterparts of a Security Agreement, or Ratifications of Security Agreements previously delivered under the Existing Agreement, dated as of the date hereof, duly executed by the Borrower and each of its Subsidiaries, as applicable, together with

          (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), in proper form for filing, naming the Borrower (or its Subsidiary, as applicable) as the debtor and the Lender as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interest of the Lender pursuant to such Security Agreement; and

          (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in such Security Agreement previously granted by any Person together with such other Uniform Commercial Code Form UCC-3 termination statements as the Lender may reasonably request from the Borrower.

     SECTION 6.1.6. CONSENTS AND MORTGAGE CONSENTS. The Lender shall have received true and correct copies, certified by the Borrower, of all Mortgage Consents and Consents required in connection with the Properties to be encumbered by Mortgages delivered pursuant to SECTION 6.1.7 or the Security Agreements delivered pursuant to SECTION 6.1.5, respectively.

     SECTION 6.1.7. MORTGAGE. The Lender shall have received counterparts of a Mortgage, or Amendments to Mortgages previously delivered under the Existing Agreement, relating to the Hydrocarbon Interests and related Oil and Gas Properties of the Borrower and its Subsidiaries that are included in the Lender's determination of the initial Borrowing Base, dated as of a recent date, duly executed by the Borrower and/or its Subsidiaries, as applicable, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Lender, desirable effectively to create a valid, perfected first priority Lien against the Properties purported to be covered thereby;

          (b) favorable mortgagee's title opinions in favor of the Lender (in form and substance and issued by title counsel reasonably satisfactory to the Lender, substantially in the form of EXHIBIT I hereto), with respect to the Property purporting to be covered by the Mortgage setting forth the working interest and net revenue interest of the Borrower and/or its Subsidiaries in such Properties and opining that the Borrower's and/or its Subsidiaries' title to such property is good and marketable and valid and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Lender; and

          (c) such other approvals, opinions, or documents as the Lender may reasonably request.

     SECTION 6.1.8. OPINIONS OF COUNSEL. The Lender shall have received opinions, dated the date of the initial Borrowing and addressed to the Lender, from

          (a) Porter & Hedges, counsel to the Borrower and the Borrower's Subsidiaries, substantially in the form of EXHIBIT H hereto;

          (b) J. Bennett Trimble, Jr., as to the Mortgaged Properties located in the Vicksburg Field, San Patricio County, Texas and the Tidehaven Field, Matagorda County, Texas; David M. Fortney, as to the Mortgaged Properties located n the Wolf Point, Hall Ranch and Blessing Fields, located in Calhoun, Karnes and Matagorda Counties, Texas, respectively; and Ronald L. Chachere, as to the Mortgaged Properties located in the Raymondville Field, Willacy County, Texas, special title counsel to the Borrower, substantially in the form of EXHIBIT I hereto.

     SECTION 6.1.9. UCC-11S. The Lender shall have received certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lender, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower, its Subsidiaries, and each other Obligor (under their present names and any previous names) as the debtor and which are filed in the State of Texas, together with copies of such financing statements (none of which shall cover any collateral described in the Existing Mortgages).

     SECTION 6.1.10. EVIDENCE OF INSURANCE. The Lender shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents.

     SECTION 6.1.11. ENGINEERING REPORTS. The Lender shall have received Engineering Reports from (i) Netherland, Sewell & Associates, dated as of December 31, 1997, as to the Lapeyrouse Field, Terrebonne Parish, Louisiana;
(ii) Hoffman & Associates, as of December 31, 1997, as to the Mortgaged Properties listed on PART

A of SCHEDULE II; (iii) Netherland, Sewell & Associates, dated as of August 1, 1998, as to the Mortgaged Properties listed on PART B of SCHEDULE II.

     SECTION 6.1.12. ENVIRONMENTAL REPORT. The Lender shall have received the Phase I environmental assessments prepared by Cornerstone Environmental Resources, Inc. with respect to the Mortgaged Properties; a completed environmental disclosure questionnaire and such other information with respect to the ownership and past use of the Mortgaged Properties as the Lender may reasonably request, and such reports and questionnaire shall be satisfactory in form, substance and scope to the Lender.

     SECTION 6.1.13. BUDGET. The Lender shall have received a budget for the Borrower for the twelve (12) months immediately following July 1, 1998, in form, scope and detail reasonably satisfactory to the Lender. The budget shall contain, among other things, a quarterly projection of Capital Expenditures showing the proposed use of proceeds from Loans, the use of proceeds from loans made by Subordinated Creditors and the use of proceeds from Required Asset Sales.

     SECTION 6.1.14. APPROVED DEVELOPMENT PLAN. The Lender shall have received the Approved Development Plan for the eighteen (18) months immediately following the Effective Date, in form, scope and detail reasonably satisfactory to the Lender.

     SECTION 6.1.15. AMENDED AND RESTATED SECURITY DOCUMENTS. The documents, instruments and agreements comprising or evidencing the collateral security for the Existing Agreement shall each have been amended, or amended and restated to provide that such documents, instruments and agreements secure the Obligations, in each case pursuant to instruments in form and substance satisfactory to the Lender and its counsel.

     SECTION 6.1.16. ORRI CERTIFICATE, ETC. The Lender shall have received an executed Certificate as to Overriding Royalty Interests, substantially in the form of EXHIBIT K, and the executed Agreement as to Certain Tax Matters, substantially in the form of EXHIBIT L.

     SECTION 6.1.17. HEDGING AGREEMENTS. The Borrower shall have entered into (and shall have delivered to the Lender copies of) each of the Hedging Agreements required by SECTIONS 8.1.8 and 8.1.9.

     SECTION 6.1.18. ASSIGNMENT. The Lender shall have received counterparts of the Assignment with respect to those Oil and Gas Properties described on
SCHEDULE II, PART B, duly executed by the Borrower and the Borrower's Subsidiaries, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Assignment as may be necessary or desirable to vest title to the Overriding Royalty Interest described therein in favor of the Designee; and

          (b) such title opinions or other assurances of title with respect to the overriding royalties which are the subject of the Assignment as the Lender may reasonably require.

     SECTION 6.1.19. WARRANTS. The Lender or the Designee shall have received the Warrant Documents, in each case executed and delivered by the Borrower.

     SECTION 6.1.20. CLOSING FEES, EXPENSES, ETC. The Lender shall have received all reasonable costs and expenses due and payable pursuant to SECTIONS 3.3 and 10.3, if then invoiced.

     SECTION 6.1.21. OTHER DOCUMENTS. The Lender shall have received such other documents, including Approvals, as it may reasonably request.

     SECTION 6.2.  INCLUSION OF HYDROCARBON INTERESTS IN THE BORROWING BASE.
The inclusion of any additional Hydrocarbon Interests in the Borrowing Base is subject to the following conditions having been satisfied and receipt by the Lender of the following documents, in each case with respect to each Hydrocarbon Interest and related Oil and Gas Properties which the Borrower requests be included in the Borrowing Base, and each of which conditions and documents shall be satisfactory to the Lender in form and substance:

     SECTION 6.2.1. ENVIRONMENTAL REPORT. The Lender shall have received Phase I environmental assessments as of a recent date prepared by an environmental consulting firm as shall be acceptable to the Lender, a completed environmental disclosure questionnaire and such other information with respect to the ownership and past use of the Mortgaged Properties relating to such Hydrocarbon Interests as the Lender may reasonably request, and such reports and questionnaire shall be satisfactory in form, substance and scope to the Lender.

     SECTION 6.2.2. MORTGAGE. The Lender shall have received counterparts of a Mortgage relating to such Hydrocarbon Interests and related Oil and Gas Properties, dated as of a recent date, duly executed by the Borrower and/or its Subsidiaries, as applicable, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Lender, desirable effectively to create a valid, perfected first priority Lien against the Properties purported to be covered thereby;

          (b) favorable mortgagee's title opinions in favor of the Lender (in form and substance and issued by title counsel reasonably satisfactory to the Lender, substantially in the form of EXHIBIT I hereto), with respect to the Property purporting to be covered by the Mortgage setting forth the working interest and net revenue interest of the Borrower and/or its Subsidiaries in such Properties and opining that the Borrower's and/or its Subsidiaries' title to such property is good and marketable and valid and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Lender; and

          (c) such other approvals, opinions, or documents as the Lender may reasonably request.

     SECTION 6.2.3. UCC-11S. The Lender shall have received certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lender, dated as of a recent date, listing all effective financing statements which name the Borrower or its Subsidiaries (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in the State of Texas or the state in which such Oil and Gas Properties are located and in which the Mortgage referenced in SECTION 6.2.2. is to be filed, together with copies of such financing statements (none of which shall cover any collateral described in any such Mortgage).

     SECTION 6.2.4. EVIDENCE OF INSURANCE. The Lender shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents with respect to the Hydrocarbon Interests and related Oil and Gas Properties being added to the Borrowing Base.

     SECTION 6.2.5. ENGINEERING REPORTS. The Lender shall have received an Engineering Report, dated as of a recent date from a petroleum engineer reasonably acceptable to the Lender, as to the Hydrocarbon Interests being added to the Borrowing Base.

     SECTION 6.2.6. MATERIAL CONTRACTS AND RELATED CONSENTS; SECURITY AGREEMENT. The Lender shall have received true and correct copies, certified by the Borrower, and approved the form and substance of, each Material Contract related to the Hydrocarbon Interests being added to the Borrowing Base. In addition, the Lender shall have received duly executed counterparts of a Security Agreement or, if applicable, amendments to an existing Security Agreement which add any such Material Contract to the Collateral (as defined in the Security Agreement), a Consent and, as applicable, a Mortgage Consent, for each such Material Contract, dated as of a recent date.

     SECTION 6.2.7. GUARANTIES. The Lender shall have received duly executed counterparts of a Guaranty from any Subsidiary of the Borrower which is adding Hydrocarbon Interests to the Borrowing Base, unless such a Guaranty has already been delivered to the Lender in connection with a previous addition to the Borrowing Base or on the Effective Date.

     SECTION 6.2.8. ADDITIONAL STOCK OR PARTNERSHIP PLEDGE. The Lender shall have received executed counterparts of the Pledge Agreement, dated not later than the date of such Loan, duly executed by the Borrower or the applicable Guarantor pledging its interest in the capital stock or partnership interest, as the case may be, of any Subsidiary which is adding Hydrocarbon Interests to the Borrowing Base, unless such Pledge Agreement has already been delivered to the Lender, accompanied by the original share certificate evidencing such capital stock and executed stock powers (in blank) and the evidence of satisfactory arrangement for the completion of all filings and recordings of the Pledge Agreement as may be necessary or, in the reasonable opinion of the Lender, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

     SECTION 6.2.9. OVERRIDING ROYALTY INTERESTS. To the extent that certain new Properties (or new classifications of Properties) are considered by the Lender in a redetermination of the Borrowing Base and the Collateral Value as a result of drilling on the Starboard Properties, the Designee shall have received an Assignment and a Certificate as to Overriding Royalty Interests with respect to such Properties duly executed by the Borrower and the Borrower's Subsidiaries, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Assignment as may be necessary or desirable to vest title to the Overriding Royalty Interest described therein; and

          (b) such title opinions or other assurances of title with respect to the overriding royalties which are the subject of the Assignment as the Lender may reasonably require.

     SECTION 6.2.10. OTHER DOCUMENTS. The Lender shall have received such other documents as it may reasonably request.

     SECTION 6.3. ALL CREDIT EXTENSIONS. The obligation of the Lender to make any Credit Extension shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 6.3.

     SECTION 6.3.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in SECTION 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any borrowing) the following statements shall be true and correct

          (a) the representations and warranties set forth in ARTICLE VII (excluding, however, those contained in SECTION 7.9) shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b)  except as disclosed by the Borrower to the Lender pursuant to
     SECTION 7.9

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which has or might reasonably be expected to have a Material Adverse Effect; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 7.9 which has or might reasonably be expected to have a Material Adverse Effect; and

          (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any other Obligor are in material violation of any Applicable Law or court order or decree if such violation has or might reasonably be expected to have a Material Adverse Effect.

     SECTION 6.3.2. CREDIT REQUEST. The Lender shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension.
Each of the delivery of a Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in SECTION 6.3.1 are true and correct.

     SECTION 6.3.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be reasonably satisfactory in form and substance to the Lender and its counsel; the

Lender and its counsel shall have received all information, approvals, opinions, documents or instruments as the Lender or its counsel may reasonably request.


                                     ARTICLE VII

                            REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, the Borrower represents and warrants unto the Lender as set forth in this ARTICLE VII.

     SECTION 7.1. ORGANIZATION, ETC. The Borrower is a Delaware corporation and each of the Borrower's Subsidiaries is an Oklahoma corporation validly organized and existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, where the failure so to qualify would have a Material Adverse Effect and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it, in each case where the failure so to do would have a Material Adverse Effect. As of the Effective Date, Old Esenjay is the owner of not less than 30% of the issued and outstanding shares of the Borrower, and Aspect is the owner of not less than 25% of the issued and outstanding shares of the Borrower. The Borrower is the sole shareholder of each of the Borrower's Subsidiaries. As of the Effective Date, the Borrower has no Subsidiaries other than as listed in SCHEDULE IV.

     SECTION 7.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower and each other Obligor of this Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a)  contravene the Borrower's or such Obligor's Organic Documents;

          (b) contravene or result in any violation of or default under any Applicable Law or any material contractual restriction, court decree or order, in each case binding on or affecting the Borrower or any other Obligor or any Properties, businesses, assets or revenues of the Borrower;

          (c) result in, or require the creation or imposition of, any Lien on (except for the Liens of the Loan Documents) any of the Borrower's or any other Obligor's Properties, businesses, assets or revenues.

     SECTION 7.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any Government Agency or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party.

     SECTION 7.4. INVESTMENT COMPANY ACT. Neither the Borrower, its Subsidiaries nor any Affiliate thereof, is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 7.5. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 7.6. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower or any of its Subsidiaries will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower and such Subsidiaries, as applicable, enforceable in accordance with their respective terms, and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

     SECTION 7.7. FINANCIAL INFORMATION. The audited consolidated balance sheets of the Borrower and each of its consolidated Subsidiaries as at December 31, 1997 and the related consolidated unaudited statements of operations and cash flow of the Borrower and each of its Subsidiaries, copies of which have been furnished to the Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the date thereof and the results of their unaudited operations for the period then ended, and show all material Indebtedness of the Borrower and its consolidated Subsidiaries, as of the date thereof, including liabilities for taxes, material commitments and Contingent Liabilities.

     SECTION 7.8. NO MATERIAL ADVERSE CHANGE. Since the date of that certain Prospectus dated as of July 16, 1998, wherein the Borrower offered for sale


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

4,000,000 shares of its common stock, a true and correct copy of which has been delivered to the Lender, there has been no change in the financial condition, operations, assets, business, Properties or prospects of the Borrower or its Subsidiaries that has or might reasonably be expected to have a Material Adverse Effect, except that the Borrower expects to report operating results in the third quarter of 1998 comparable to those reported for the second quarter of 1998.

     SECTION 7.9. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective Properties, businesses, assets or revenues, which has or might reasonably be expected to have a Material Adverse Effect, except as disclosed in ITEM 7.9 ("LITIGATION") of the Disclosure Schedule.

     SECTION 7.10. OWNERSHIP OF PROPERTIES. Each of the Borrower and each of its Subsidiaries has good and merchantable title to its Properties (including, without limitation, all Hydrocarbon Interests), free and clear of all Liens except (a) those referred to in the financial statements referred to in
SECTION 7.7, (b) as disclosed to the Lender in the DISCLOSURE SCHEDULE or (c) as permitted by SECTION 8.2.3. After giving full effect to all Liens permitted under SECTION 8.2.3, the Borrower and its Subsidiaries own the net interests in Hydrocarbons produced from the Oil and Gas Properties as reflected in the most recent Engineering Report, and neither the Borrower nor any of its Subsidiaries is obligated to bear costs or expenses in respect of the Oil and Gas Properties in excess of its working interest percentage as reflected in the most recent Engineering Report.

     SECTION 7.11. TAXES. Each of the Borrower and its Subsidiaries has filed all Federal and other tax returns and reports required by Applicable Law to have been filed by it and has paid all taxes and other governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.12. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the Effective Date and prior to the date of any borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.
No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in ITEM 7.12 ("EMPLOYEE BENEFIT PLANS") of the Disclosure Schedule or as otherwise reflected in the Financial Statements of the Borrower and its consolidated Subsidiaries, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 7.13. COMPLIANCE WITH LAW. Neither the Borrower nor any of its Subsidiaries (a) is in violation of any Applicable Law of, or the terms of any Approval issued by, any Government Agency; or (b) has failed to obtain any Approval necessary to ownership of any of its properties or the conduct of its business (including without limitation any such authorization from the Federal Energy Regulatory Commission or any state conservation commission or similar body); which violation or failure could reasonably be expected to have a Material Adverse Effect.

     SECTION 7.14. CLAIMS AND LIABILITIES. Except as disclosed to the Lender in ITEM 7.14 ("CLAIMS AND LIABILITIES") of the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries has accrued any liabilities under gas purchase contracts for gas not taken, but for which it is liable to pay if not made up and which, if not paid, would have a Material Adverse Effect. Except as disclosed to the Lender in ITEM 7.14 of the Disclosure Schedule, no claims exist against the Borrower or any of its Subsidiaries for gas imbalances which claims if adversely determined would have a Material Adverse Effect. No purchaser of product supplied by the Borrower or any of its Subsidiaries has any claim against the Borrower or any of its Subsidiaries for product paid for, but for which delivery was not taken as and when paid for, which claim if adversely determined would have a Material Adverse Effect.

     SECTION 7.15. NO PROHIBITION ON PERFECTION OF SECURITY DOCUMENTS. None of the terms or provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries is bound prohibit the filing or recordation of any of the Loan Documents or any other action which is necessary or appropriate in connection with the perfection of the Liens evidenced and created by any of the Loan Documents.

     SECTION 7.16. SOLVENCY. Neither the Borrower nor any of its Subsidiaries is "insolvent", as such term is used and defined in the United States Bankruptcy Code, 11 U.S.C. Section 101, ET SEQ.

     SECTION 7.17. ENVIRONMENTAL WARRANTIES. As a reasonable and prudent operator of oil and gas producing properties, in the ordinary course of its business, the Borrower has conducted, with respect to its Oil and Gas Properties, and, on an ongoing basis, conducts a review of the effect of Environmental Laws on the business, operations and Properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for Remedial Action or other clean-up or closure of Properties presently owned or operated, any capital or operating expenditures required for Remedial Action or otherwise to achieve or maintain compliance with environmental protection standards imposed by any Environmental Law or as a condition of any Approval, license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that, except as disclosed in ITEM 7.17 ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, to the best of its knowledge after due inquiry:

          (a) all facilities and Property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries have been, and continue to be, owned, leased or operated by the Borrower or any of its Subsidiaries in compliance with all Environmental Laws where the failure to do so could reasonably be expected to have a Material Adverse Effect;

          (b)  there have been no past, and there are no pending or threatened

               (i) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, that, singly or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect, or

               (ii) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or Property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect;

          (c) there have been no Releases of Hazardous Materials at, on or under any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

          (d) each of the Borrower or any of its Subsidiaries, as applicable, has been issued and is in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for its business where the failure to do so could reasonably be expected to have a Material Adverse Effect;

          (e) no Property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the

National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any other similar federal or state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any Property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

          (g) neither the Borrower nor any Subsidiaries of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any similar federal or state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls, radioactive materials or friable asbestos present at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

          (i) no condition exists at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law that, singly or in the aggregate have, or may reasonably be expected to have a Material Adverse Effect.

     SECTION 7.18. REGULATIONS G, U AND X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 7.19.  YEAR 2000 COMPLIANCE.

          (a) The Borrower is: (i) developing a review and assessment program of all areas with its and each of its Subsidiaries' businesses and operations (including those affected by suppliers and vendors) that could be adversely affected by the "YEAR 2000 PROBLEM" (that is, the risk that computer applications (as well as imbedded microchips) used by the Borrower or any of its Subsidiaries (or any of their suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999); (ii) developing a plan and a timetable for addressing the Year 2000 Problem on a timely basis; and (iii) to date, implementing that plan in accordance with that timetable.

          (b) The Borrower reasonably believes that all computer applications (including those of their suppliers and vendors) that are material to its or its Subsidiaries' businesses and operations will, on a timely basis, be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

     SECTION 7.20. INSURANCE. The Borrower and its Subsidiaries have the benefit of the insurance coverage described in the certificates of insurance delivered pursuant to SECTION 6.1.10 and required to be maintained pursuant to
SECTION 8.1.4.

     SECTION 7.21. ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including without limitation each Engineering Report) is, and all other such factual information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION 7.22. TITLE WARRANTY. Assignor represents and warrants that the Overriding Royalty Interest conveyed in the Assignment is free and clear of any mortgages, deeds of trust, voluntary or contractual liens, pledges, security interests, charges, conditional sales or other title retention documents, or other encumbrances or burdens other than those in favor of Assignee and as expressly set forth in Exhibit A to the Assignment, and Assignor hereby binds itself, its successors and assigns to warrant and forever defend the title to the Overriding Royalty Interest therein granted, conveyed, assigned, and transferred unto Assignee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under Assignor but not otherwise.


                                     ARTICLE VIII

                                      COVENANTS

     SECTION 8.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower and each of its Subsidiaries will perform the obligations set forth in this SECTION 8.1.


     SECTION 8.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to the Lender copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of operations and cash flow of the Borrower and its consolidated Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 95 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its consolidated Subsidiaries, including therein the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of the end of such Fiscal Year and audited statements of operations and cash flow of the Borrower and its consolidated Subsidiaries for such Fiscal Year, in the case of such audited financials, each case certified (without any Impermissible Qualification) in a manner reasonably acceptable to the Lender by an independent public accountant acceptable to the Lender, together with a certificate from the Chief Financial Officer of the Borrower from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in
     SECTION 8.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;


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

          (c) concurrently with the delivery of the financial statements referred to in CLAUSES (a) and (b), a certificate, executed by the Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Lender) (i) compliance with the financial covenants set forth in SECTION 8.2.4 and (ii) a comparison between the actions described in the then current Approved Development Plan and the actual actions taken in such period, and also certifying, to such Authorized Officer's best knowledge, that no Default has occurred and is then outstanding;

          (d) commencing November 30, 1999, and thereafter on or prior to October 30th of each year, an Approved Development Plan for the Borrower for the immediately following eighteen (18) month period, reasonably satisfactory to the Lender, such plan to be substantially in the form of EXHIBIT P;

          (e) on or prior to December 31st of each calendar year, a budget for the Borrower for the following calendar year in form, scope and detail reasonably satisfactory to the Lender;

          (f) no later than the date six (6) months after the Effective Date, a budget for the Borrower for the twelve (12) month period immediately following such date, in form, scope and detail reasonably satisfactory to the Lender;

          (g) as soon as possible and in any event within five (5) Business Days after any responsible officer of the Borrower becomes aware of the occurrence of each Default and any event which has or is reasonably likely to have a Material Adverse Effect, a statement of Authorized Officer of the Borrower setting forth details of such Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

          (h) as soon as possible and in any event within five (5) Business Days after any responsible officer of the Borrower becomes aware of (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in SECTION 7.9 or (y) the commencement of any litigation, action, proceeding or labor controversy of the type described in SECTION 7.9, notice thereof and, to the extent reasonably requested by the Lender, copies of all documentation relating thereto not subject to the attorney-client privilege;

          (i) as soon as possible and in any event within ten (10) days after any responsible officer of the Borrower or any of its Subsidiaries has actual knowledge thereof, notice of

               (i) any claim by any Person against the Borrower or any of its Subsidiaries of nonpayment of, or

               (ii) any attempt by any Person to collect upon or enforce

     any accounts payable (that are more than 30 days past due) of the Borrower or any of its Subsidiaries, in the case of any single account payable in excess of $100,000, or in the case of all accounts payable in the aggregate in excess of $250,000;

          (j) upon, but in no event later than ten (10) days after, any responsible officer of the Borrower or any of its Subsidiaries becomes aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened or other environmental claims against the Borrower or any Subsidiary or any of its Properties pursuant to any applicable Environmental Laws which could have a Material Adverse Effect, and (ii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

          (k) as soon as available and in any event within sixty (60) days after January 1, 1999 and January 1st of each calendar year, an Engineering Report from an independent petroleum engineering firm acceptable to the Lender in its reasonable judgment, and as soon as available and in any event within sixty (60) days after July lst of each calendar year commencing in 1999, an Engineering Report from the Borrower's internal reserve engineers, unless the Lender, at least sixty (60) days before the required delivery date of such Engineering Report, has requested that it be prepared by an independent petroleum engineering firm reasonably acceptable to the Lender;

          (l) promptly after (i) the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, (ii) the sending or filing thereof, all material reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange, (iii) the filing thereof, copies of all tariff and rate cases and other material reports filed with any regulatory authority (other than routine operating reports), and (iv) receipt thereof, copies of all notices received from any regulatory authority concerning material noncompliance by the Borrower or any of its Subsidiaries with any applicable regulations;

          (m) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

          (n) promptly after the Borrower discovers or determines that any computer application (including those of its suppliers or vendors) that is material to the businesses or operations of the Borrower and its Subsidiaries taken as a whole will not be Year 2000 Compliant on a timely basis, notice thereof and a copy of the Borrower's plan for dealing with such problem except to the extent such failure could not reasonably be expected to have a Material Adverse Effect; and

          (o) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Lender may from time to time reasonably request including operational and accounting information with respect to the Mortgaged Properties including production volumes, revenues, operating costs, drilling and completion reports and well test data.

     SECTION 8.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all Applicable Laws, except where failure to so comply would not be reasonably expected to have a Material Adverse Effect, such compliance to include (without limitation):

          (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 8.1.3.  MAINTENANCE, DEVELOPMENT AND SALE OF PROPERTIES.

          (a) The Borrower will, and will cause each of its Subsidiaries to, maintain (subject to any disposition permitted by SECTION 8.2.9), preserve, protect and keep its Properties in good repair, working order and condition


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

     (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times in accordance with standard industry practices. In particular, the Borrower will, and will cause each of its Subsidiaries to, operate or cause to be operated its Oil and Gas Properties as a reasonable and prudent operator.

          (b) The Borrower shall use all reasonable efforts promptly to complete the drilling and development program contemplated by the Approved Development Plan. In addition, the Borrower shall use all reasonable efforts to develop and bring into production in a prudent and businesslike manner all proved developed non-producing reserves that the Lender has considered in its determination of the Borrowing Base.

          (c) The Borrower shall ensure that at all times it has available to it, either through its employees or through independent contractors, petroleum engineers with appropriate experience and expertise in the proper operation and development of properties similar to the Mortgaged Properties.

          (d) From time-to-time, but not less than once each Fiscal Quarter during the time any Tranche B Loan is outstanding, the Borrower shall propose to the Lender revisions to the Approved Development Plan then in effect, showing, among other things, revised projections of Capital Expenditures for the eighteen (18) month period following such revision, which revisions shall in all respects satisfactory to the Lender. Once approved in writing by the Lender, the then existing Approved Development Plan shall be amended and shall thereafter replace and supersede the prior Approved Development Plan.

          (e) Promptly after the drilling and completion of each well drilled on the Oil and Gas Properties that have been considered by the Lender in the determination or redetermination of the Borrowing Base or the Collateral Value, the Borrower shall promptly request assignments of any interests earned by virtue of such drilling and, within fifteen (15) days after the earlier to occur of the receipt of such assignments or sixty (60) days after first production from such well, shall deliver to the Lender:

          (i) true and correct copies of any such assignments of record title of the applicable Oil & Gas Properties into the Borrower or its Subsidiary, as applicable,

          (ii) true and correct copies of all required Consents and Approvals (including copies of applications to the Mineral Board of the State of Louisiana for the relevant Approvals) applicable to such assignments,


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

          (iii) original, executed and acknowledged counterparts of an Assignment from the Borrower or its Subsidiary, as applicable, to the Designee (effective not later than the date of first production from such well),

          (iv) original, executed and acknowledged counterparts of a supplemental Mortgage and related amendments to financing statements and

          (v) a favorable mortgagee's title opinion showing that the Borrower or its Subsidiary, as applicable, is vested with good and marketable title to interests in the applicable Mortgaged Property consistent with the working interests and net revenue interest for such property shown in the most recent Engineering Report and showing that the interests created by such supplemental Mortgage constitute valid first Liens thereon, free and clear of all defects and encumbrances other than as approved by the Lender, in each case in form and substance reasonably satisfactory to the Lender.

          (f) The Borrower and each of its Subsidiaries shall, promptly after the Effective Date, take all necessary actions and use its reasonable best efforts to obtain appropriate Consents from the Mineral Board of the State of Louisiana of the granting of the Assignment and the Mortgage with respect to any State of Louisiana leases covered by such instruments.

          (g) The Borrower will offer for sale and sell Oil and Gas Properties of the Borrower and its Subsidiaries not containing Proven Reserves on a schedule generating net sales proceeds at a cumulative rate of not less than $3 million during each Fiscal Quarter after the Effective Date such that, within fifteen (15) months after the Effective Date, the Borrower shall have received net sales proceeds from such Required Asset Sales of not less than $15 million.

     SECTION 8.1.4. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses (including, where appropriate, well control, operator's extra expense and remediation insurance) and will furnish to the Lender at reasonable intervals at the request of the Lender a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this SECTION 8.1.4. The following shall apply to the insurance required by this
SECTION 8.1.4:

         (a) Each policy for property insurance covering the Mortgaged Property shall show the Lender as loss payee;

         (b) Each policy for liability insurance covering the Mortgaged Property shall show the Lender as additional insured;

         (c) Each insurance policy covering the Mortgaged Property shall provide that at least thirty (30) days prior written notice of cancellation, reduction in amount or other change in coverage, or of lapse shall be given to the Lender by the insurer; and

         (d) The Borrower shall, if so requested by the Lender, deliver to the Lender the original or a certified copy of each insurance policy covering the Mortgaged Property.

     SECTION 8.1.5. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its material business affairs and transactions and permit the Lender or any of its respective representatives, at reasonable times (but in any event, within three
(3) Business Days after notice from the Lender and during all normal business hours) and at reasonable intervals, to visit all of its offices, to discuss its financial matters with its officers, directors and, after forty-eight (48) hours notice to the Borrower and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's and its Subsidiaries' financial matters with the Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any reasonable fees of such independent public accountant incurred in connection with the Lender's exercise of its rights pursuant to this Section. Furthermore, the Borrower will permit the Lender, or its agents, at the cost and expense of the Borrower, to enter upon the Oil and Gas Properties and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Borrower to inspect and examine the Oil and Gas Properties.

     SECTION 8.1.6. ENVIRONMENTAL COVENANT. The Borrower will, and will cause each of its Subsidiaries to,

         (a) use, operate and maintain all of its facilities and Properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws where failure to do so would reasonably be expected to have a Material Adverse Effect;


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

         (b) (i) promptly notify the Lender, and if requested by the Lender, and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and Properties or compliance with Environmental Laws, (ii) use all reasonable efforts within ninety (90) days to have dismissed with prejudice any actions or proceedings relating to compliance with Environmental Laws which would or could in the reasonable opinion of the Lender have a Material Adverse Effect, and (iii) diligently pursue cure of any material underlying environmental problem which forms the basis of any such claim, complaint, notice or inquiry; and

         (c) provide such information and certifications which the Lender may reasonably request from time to time to evidence compliance with this
     Section 8.1.6.

     SECTION 8.1.7. FURTHER ASSURANCES.

         (a) The Borrower shall, and shall cause each of its Subsidiaries to, upon the request of the Lender, take such actions and execute and deliver such documents and instruments as the Lender shall require to ensure that the Lender shall, at all times, have received currently effective, duly executed Loan Documents encumbering Oil and Gas Properties of the Borrower and its Subsidiaries constituting 90% of the Proven Reserves to which value is given in the determination of the then current Borrowing Base and Collateral Value (with accompanying letters in lieu of transfer orders) and satisfactory title evidence in form and substance reasonably acceptable to the Lender in its reasonable business judgment as to ownership of such Oil and Gas Properties; PROVIDED that, upon thirty (30) days notice to the Borrower, the Lender may require, and the Borrower and/or its Subsidiaries, as applicable, shall execute, acknowledge and deliver to the Lender, Mortgages effectively encumbering 100% of the Oil and Gas Properties of the Borrower and its Subsidiaries to which value is given in the determination of the then current Borrowing Base.

         (b) If the Lender shall determine that, as of the date of any Borrowing Base Redetermination, the Borrower or any of its Subsidiaries shall have failed to comply with the preceding SUBSECTION 8.1.7(a), the Lender may notify the Borrower in writing of such failure and, within thirty (30) days from and after receipt of such written notice by the Borrower, the Borrower or its Subsidiaries (as applicable) shall execute and deliver to the Lender supplemental or additional Loan Documents, in form and substance reasonably satisfactory to the Lender and its counsel, securing payment of the Notes and the other Obligations and covering additional assets not then encumbered by any Loan Documents

     (together with current valuations, Engineering Reports, and title evidence applicable to the additional assets collaterally assigned, each of which shall be in form and substance reasonably satisfactory to the Lender) such that the Lender shall have received currently effective duly executed Loan Documents encumbering Oil and Gas Properties constituting at least 90% (or, as provided in SUBSECTION 8.1.7(a), 100%) of the Proven Reserves of the Borrower and its Subsidiaries to which value is given in the determination of the then current Borrowing Base (with accompanying letters in lieu of transfer orders) and satisfactory title evidence in form and substance acceptable to the Lender in its reasonable business judgment as to ownership of such Oil and Gas Properties.

         (c) The Borrower shall ensure that all written information, exhibits, certificates and reports furnished by or on behalf of the Borrower to the Lender do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Lender and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

     SECTION 8.1.8. HYDROCARBON HEDGING. On or before the date of the initial Loans hereunder, the Borrower will enter into natural gas and crude oil Hedging Agreements with counterparties and on such other terms as are satisfactory to the Lender, that will enable the Borrower to obtain a net realized price of not less than (a) $1.75 per MMBtu of natural gas and (b) $16.00 per barrel of oil produced from its and each Borrower's Subsidiary's Hydrocarbon Interests on the volumes set forth on SCHEDULE IV (being an amount not less than 50% and not more than 70% of the estimated production (for the period commencing as of the Effective Date and ending twelve months later) from proved developed producing reserves attributable to the Hydrocarbon Interests of the Borrower and its Subsidiaries as of the Effective Date), commencing no later than the date of the initial Loans hereunder; PROVIDED, HOWEVER, that prior to the expiration of such twelve month period, the Borrower shall enter into Hedging Agreements covering the period beginning with the 13th month after the Effective Date and ending with the 18th month after the Effective Date, with respect to the volumes to be produced during such period.

     SECTION 8.1.9. INTEREST RATE PROTECTION. On or before the date of the initial Loans hereunder, the Borrower shall enter into Hedging Agreements, with counterparties and on such other terms as are satisfactory to the Lender, designed to ensure a maximum interest rate of (a) 9% on the notional amount projected to be outstanding as Tranche A Loans and (b) 11% per annum on the notional amount


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

projected to be outstanding as Tranche B Loans for all periods prior to the Tranche B Availability Termination Date.

     SECTION 8.1.10. INTERCREDITOR AGREEMENT. If the Borrower enters into any binding agreement with a Subordinated Creditor, then the Borrower shall deliver to the Lender, contemporaneously with the execution of such agreement with such Subordinated Creditor, executed counterparts of an intercreditor agreement, dated as of the date not later than ninety (90) days after the Effective Date and satisfactory in form and substance to the Lender, duly executed by the Borrower and each of its Subsidiaries, as applicable, and each of the Subordinated Creditors together with such subordination agreements and related documents and agreements as are necessary to implement such intercreditor agreement. Notwithstanding any other provision of this Agreement to the contrary, the Borrower's ability to request and the Lender's obligation to make Tranche B Loans shall be limited to an aggregate principal amount of $4,250,000 until such time as (i) such intercreditor arrangements are implemented to the satisfaction of the Lender, or (ii) the Borrower notifies the Lender in writing that it has determined not to enter into financing arrangements with Duke Energy Financial Services, Inc.

     SECTION 8.1.11. MERGER OF CERTAIN SUBSIDIARIES. The Borrower shall, on or before December 14, 1998, cause Frontier, Inc. and Frontier Exploration and Production Corporation to be merged with and into the Borrower and shall deliver to the Lender Certificates of Merger from the appropriate Government Agencies evidencing such mergers.

     SECTION 8.2. NEGATIVE COVENANTS. The Borrower agrees with the Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this
SECTION 8.2.

     SECTION 8.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or related thereto. Until the merger of Frontier, Inc. and Frontier Exploration and Production Corporation with and into the Borrower as described in SECTION 8.1.11, the Borrower will not, and will not permit any of its Subsidiaries, to conduct any business in such Subsidiaries other than as may be necessary to manage and operate its existing properties and to implement such mergers.

     SECTION 8.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

         (a) Indebtedness in respect of the Loans and other Obligations;

         (b) Indebtedness in an aggregate principal amount not to exceed $500,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to a vendor of any assets to finance its acquisition of such assets;

         (c) unsecured Indebtedness incurred in the ordinary course of business (including (i) open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, and (ii) gas balancing, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

         (d) Hedging Obligations incurred pursuant to the Hedging Agreements approved by the Lender pursuant to SECTIONS 8.1.8 and 8.1.9; and

         (e) Contingent Obligations incurred to satisfy bonding requirements imposed by any Government Agency not to exceed, in the aggregate, $100,000;

         (f) Indebtedness of its Subsidiaries existing as of the Effective Date which is identified in ITEM 8.2.2(f) of the Disclosure Schedule;

         (g) Indebtedness in respect of Capitalized Lease Obligations in an amount not to exceed $150,000 at any time outstanding;

         (h) Indebtedness owed by the Borrower to any of the Subsidiaries or by any Subsidiary of the Borrower to the Borrower or any Subsidiary;

         (i) endorsements of negotiable instruments for collection in the ordinary course of business;

         (j) Indebtedness of the Borrower and its Subsidiaries which are Investments to the extent permitted by SECTION 8.2.5(b);

         (k) subordinated Indebtedness of the Borrower to Subordinated Creditors which contains terms and conditions, including subordination provisions, acceptable to the Lender;

         (l) unsecured Indebtedness to Aspect in respect of geological and geophysical services provided to the Borrower in an amount not to exceed $3,000,000.00;

         (m) any nonrecourse obligations of the Borrower to 420 Energy Investments, Inc., a Delaware corporation, in an amount not to exceed $864,000 plus accrued interest relating to the recoupment of the Borrower's share of costs incurred in connection with a 3-D seismic program and payable out of production which may be obtained from the Properties involved in such program;

         (n) additional Indebtedness not permitted by CLAUSES (a) through (m) above, PROVIDED, HOWEVER, that the aggregate amount of all Indebtedness incurred by the Borrower and its consolidated Subsidiaries pursuant to this CLAUSE (n) shall not exceed $150,000 at any one time outstanding;

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSE (b) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

     SECTION 8.2.3. LIENS. The Borrower will not, and will not permit any of the Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property, revenues or assets, whether now owned or hereafter acquired, except:

         (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

         (b) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (b) of SECTION 8.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

         (c) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (n) of SECTION 8.2.2;

         (d) Hydrocarbon production sales contracts;

         (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

         (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; PROVIDED, that at no time shall such sums exceed in the aggregate $100,000;

         (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of bonds, licenses, statutory obligations, and performance bonds, tenders, statutory obligations, leases and contracts (other than for borrowed money), all other obligations of a like nature entered into in the ordinary course of business or to secure obligations on surety or appeal bonds, all other obligations of a like nature;

         (h) zoning and similar covenants, restrictions, easements, servitudes, permits, conditions, exceptions, reservations, minor rights, minor encumbrances, minor irregularities in title or conventional rights of reassignment prior to abandonment and similar restrictions and other similar encumbrances or title defects which do not materially interfere with the occupation, use and enjoyment by the Borrower of its assets in the ordinary course of business as presently conducted, or materially impair the value thereof for the purpose of such business;

         (i) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

         (j) deposits of cash to secure insurance in the ordinary course of business;

         (k) banker's liens arising by operation of law securing fees and costs of such banks, but not liens securing borrowed money;

         (l) subordinated Liens on Hydrocarbon Interests of the Borrower and its Subsidiaries consisting of Proven Reserves to the extent that the Lender has a superior and senior Lien on such Properties;

         (m) Liens in favor of operators and non-operators under joint operating agreements or similar contractual arrangements arising in the ordinary course of the business of the Borrower to secure amounts owing, which amounts are not yet due or are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor;

         (n) production sales agreements, division orders, operating agreements and other agreements customary in the oil and gas business for producing, processing, gathering, transporting and selling Hydrocarbons;

         (o) the terms any provisions of the leases, unit agreements, assignments and other transfer of title documents in the chain of title under which the Borrower acquired the relevant Properties;


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

         (p) any Liens securing Indebtedness, neither assumed nor guaranteed by the Borrower nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by the Borrower for substation, metering station, pump station, storage, gathering line, transmission line, transportation line, distribution line, or right of way purposes, and any Liens reserved in leases for rent and compliance with the terms of the leases in the case of leasehold estates, so long as no default has occurred in the payment or performance thereof, and to the extent that any such Lien referred to in this clause does not materially impair the use of the Properties covered by such Lien for the purposes for which such Properties is held by the Borrower;

         (q) the statutory Lien to secure payment of the proceeds of Hydrocarbon production established by Texas Bus. & Com. Code SECTION.9.319 and similar laws of other jurisdictions;

         (r) rights reserved to or vested in any Government Agency by the terms of any right, power, franchise, grant, license, or permit, or by any provision of law, to terminate such right, power, franchise, grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Properties of the Borrower;

         (s) rights of a common owner of any interest in real estate, rights of way, or easements held by the Borrower and such common owner as tenant in common or through other common ownership; and

         (t) any lien securing nonrecourse obligations of the Borrower described in SECTION 8.2.2(m).

     SECTION 8.2.4. FINANCIAL CONDITION. The Borrower will not permit:

         (a) Tangible Net Worth at any time to be less than $45,000,000, plus
     (i) fifty percent (50%) of Consolidated Net Income (excluding the effects of consolidated net losses) for all Fiscal Quarters beginning after the Effective Date and treated as a single accounting period, plus (ii) one-hundred percent (100%) of the net proceeds received by the Borrower or its Subsidiaries from the sale of any Non-Redeemable Stock at any time after the Effective Date;

         (b) the Current Ratio at any time, commencing on October 1, 1998, to be less than 1.1:1.0;

         (c) the Debt to Capitalization Ratio at any time to be greater than 50%; or


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

         (d) the Interest Coverage Ratio (i) for the Fiscal Quarter prior to and including December 31, 1998, to be less than 1.0:1.0, (ii) for any two consecutive Fiscal Quarters prior to and including March 31, 1999, to be less than 1.0:1.0, (iii) for the Fiscal Quarter prior to and including June 30, 1999, to be less than 3.0:1.0, and (iv) for any four consecutive Fiscal Quarters after June 30, 1999, to be less than 3.0:1.0.

The Borrower shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or, without the consent of the Lender, such consent not to be unreasonably withheld, change the fiscal year of the Borrower or of any Subsidiary.

     SECTION 8.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

         (a) Cash Equivalent Investments;

         (b) without duplication, Investments permitted as Indebtedness pursuant to SECTION 8.2.2;

         (c) without duplication, Investments in the nature of Capital Expenditures;

         (d) to the extent the formation or acquisition of any Subsidiary is permitted hereunder, Investments in such Subsidiary; and

         (e) Investments permitted by SECTION 8.2.8; PROVIDED, HOWEVER, that

         (f) any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

         (g) no Investment otherwise permitted by CLAUSE (b) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.


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

     SECTION 8.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after the Effective Date:

         (a) the Borrower will not, and will not permit any of its Subsidiaries (other than a wholly-owned Subsidiary) to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any class of equity (now or hereafter outstanding) of the Borrower or such Subsidiary or on any options, warrants or other rights with respect to any interest or shares of any class of capital stock (now or hereafter outstanding) of the Borrower or such Subsidiary or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, any class of capital stock (now or hereafter outstanding) of the Borrower, or options, warrants or other rights with respect to any interest or shares of or in any class of capital stock (now or hereafter outstanding) of the Borrower or such Subsidiary (such dividends, distributions or applications being called "DISTRIBUTION PAYMENTS") other than Distribution Payments which do not cause the Borrower to be in violation of the Restricted Payment Tests; and

         (b) the Borrower will not permit any Subsidiary to make any Distribution Payments other than to the Borrower; and

         (c) the Borrower will not, and will not permit its Subsidiaries to, make any deposit for any of the foregoing purposes.

     SECTION 8.2.7. RENTAL OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into at any time any arrangement (excluding oil and gas leases entered into in the ordinary course of business) which involves the leasing by the Borrower or any Subsidiary from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower or any Subsidiary in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $250,000 for any Fiscal Year or $1,250,000 during the full remaining term of such arrangements; PROVIDED, HOWEVER, that any calculation made for purposes of this SECTION 8.2.7 shall exclude any amounts
(i) required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges and (ii) any amounts relating to Capitalized Lease Obligations.

     SECTION 8.2.8. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other partnership or corporation, unless, in the case of such consolidation or merger, the Borrower is the surviving entity and Principal Shareholders retain control over the Borrower. The Borrower will not create any Subsidiary except with the prior written consent of the Lender.


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     SECTION 8.2.9. ASSET DISPOSITIONS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or substantially all of the assets of the Borrower or any of its Subsidiaries in any one transaction or in any series of transactions, whether or not related; and the Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, less than all or any substantial part of its assets (including accounts receivable) to any Person other than

         (a) farmouts under standard industry terms of Properties not holding Proven Reserves;

         (b) abandonment of Properties not capable of producing Hydrocarbons in paying quantities after the expiration of their primary terms;

         (c) if such assets are not in the Borrowing Base, such sale, transfer, lease, contribution or conveyance is for cash or other consideration having a value at least equal to the fair market value of such assets;

         (d) if such assets are in the Borrowing Base, the Borrower complies with the terms of SECTION 3.1.2 and such sale, transfer, lease, contribution or conveyance is for cash in an amount at least equal to the fair market value of such assets;

         (e) Required Asset Sales; or

         (f) as permitted by SECTION 2.7 of the Mortgages.

     SECTION 8.2.10. MODIFICATION OF CERTAIN DOCUMENTS. Except with respect to amendments that do not directly and materially affect the rights of Lender under the Loan Documents, the Borrower will not amend its Organic Documents or consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Material Contracts, in each case without the prior written consent of the Lender.

     SECTION 8.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.


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

     SECTION 8.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted by CLAUSES (b) or (e) of SECTION 8.2.2 as in effect on the Effective Date as to the assets financed with the proceeds of such Indebtedness) prohibiting

         (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired (other than those assets subject to Liens permitted by SECTION 8.2.3(b)), or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

         (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION 8.2.13. TAKE OR PAY CONTRACTS. Except as disclosed to the Lender in
ITEM 8.2.13 of the Disclosure Schedule, and except for reservation charges payable for reservations of capacity in gathering systems and pipelines incurred in the ordinary course of business on an arm's length basis for volumes reasonably expected to be produced from the Borrowers' Properties to be transported through such systems and pipelines, the Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property (including without limitation Hydrocarbons), or services if such arrangement requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property, or services are delivered or furnished to it.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     SECTION 9.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 9.1 shall constitute an "EVENT OF DEFAULT".

     SECTION 9.1.1. NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of any principal of any Loan; the Borrower shall default in the payment when due of any Reimbursement Obligation or Hedging


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

Obligation under a Hedging Agreement in effect between the Borrower and the Lender or an Affiliate of the Lender; or the Borrower shall default (and such default shall continue unremedied for a period of five (5) days) in the payment when due of any interest on any Loan or any fee or of any other Obligation.

     SECTION 9.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE VI) is or shall be incorrect when made in any material respect.

     SECTION 9.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 3.1.2, SECTION 8.1 (other than 8.1.2, 8.1.3 and 8.1.6) or SECTION 8.2.

     SECTION 9.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. The Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of fifteen (15) days after notice thereof shall have been given to the Borrower by the Lender.

     SECTION 9.1.5. DEFAULT ON OTHER INDEBTEDNESS.

         (a) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (including any subordinated indebtedness permitted by SECTION
     8.2.2 and any Hedging Agreements in effect between the Borrower and the Lender or any Affiliate of the Lender, but excluding Indebtedness described in SECTION 9.1.1) of the Borrower, any consolidated Subsidiary or other Obligor having a principal amount, individually or in the aggregate, in excess of $50,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit any holder of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         (b) A failure to pay when due any royalty, overriding royalty or similar interest burdening the Oil and Gas Properties of the Borrower, in the aggregate, in excess of $50,000.


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

     SECTION 9.1.6. JUDGMENTS. Any judgment, decree, arbitration award or order for the payment of money in excess of $50,000 in excess of valid and collectible insurance in respect thereof the payment of which is not being disputed or contested by the insurer or insurers shall be rendered against the Borrower, any consolidated Subsidiary, or other Obligor and either

         (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

         (b) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 9.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

         (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan; or

         (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION 9.1.8. CONTROL OF THE BORROWER. Any Change in Control shall occur.

     SECTION 9.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any other Obligor shall

         (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

         (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

         (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days, PROVIDED that the Borrower and each other Obligor hereby expressly authorizes the Lender to


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

     appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

         (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such other Obligor or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed, PROVIDED that the Borrower and each other Obligor hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

         (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 9.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

     SECTION 9.1.11. MATERIAL ADVERSE EFFECT. Any Material Adverse Effect shall occur.

     SECTION 9.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 9.1.9 shall occur with respect to the Borrower or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

     SECTION 9.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION
9.1.9 with respect to the Borrower or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender, may by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and


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

other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

     SECTION 9.4. RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Applicable Law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. WAIVERS, AMENDMENTS, ETC.

         (a) The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender. No failure or delay on the part of the Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         (b) This Agreement is an amendment and restatement of, and replaces and supersedes the Existing Agreement; PROVIDED, HOWEVER, that no right, interest, claim or cause of action of any kind of the Lender which may have existed under the Existing Agreement shall in any way be released, modified, compromised or waived by virtue of this Agreement superseding and replacing the Existing Agreement.

     SECTION 10.2.  NOTICES.

         (a) All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be hand delivered or sent by overnight courier, certified mail (return receipt requested), or telecopy to such party at its address or telecopy number set forth


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

     on the signature pages hereof or set forth in the Lender Assignment Notice or at such other address or telecopy number as may be designated by such party in a notice to the other parties. Without limiting any other means by which a party may be able to provide that a notice has been received by the other party, a notice shall be deemed to be duly received (a) if sent by hand, on the date when left with a responsible person at the address of the recipient; (b) if sent by telefax, on the date of receipt by the sender of an acknowledgment or transmission reports generated by the machine from which the telefax was sent indicating that the telefax was sent in its entirety to the recipient's telefax number.

         (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

         (c) Any agreement of the Lender herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Lender shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Lender of a confirmation which is at variance with the terms understood by the Lender to be contained in the telephonic or facsimile notice.

     SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay within thirty (30) days after written demand all reasonable expenses of the Lender (including the reasonable fees and out-of-pocket expenses of internal and external counsel to the Lender and of local counsel, if any, who may be retained by counsel to the Lender) in connection with

         (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated,

         (b) the filing, recording, refiling or rerecording of the Mortgages, the Security Agreements, the Pledge Agreements and/or any Uniform Commercial

     Code financing statements relating thereto and all amendments, supplements and modifications to, and all releases and terminations of, any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Mortgages, the Security Agreements and the Pledge Agreements, and

         (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Lender harmless from all liability for, any stamp or other taxes (other than any income or franchise tax of the Lender) which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, the issuance of the Notes, the issuance of the Letters of Credit, or any other Loan Documents. The Borrower also agrees to reimburse the Lender within thirty (30) days after written demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of internal and external attorneys, and the expenses of any accountant, engineer or other expert retained or utilized in connection therewith) incurred by the Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. All requests for payment under this SECTION 10.3 shall be accompanied by invoices containing reasonable details.

     SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by the Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Lender, any Issuer and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

         (a) this Agreement, any Loan Document or any document contemplated by or referred to herein;

         (b) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan, including any Acquisition, or the use of any Letter of Credit;

         (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Lender is party thereto;

         (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the condition of any facility or Property owned, leased or operated by the Borrower or any of its Subsidiaries;

         (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any facility or Property owned, leased or operated by the Borrower or any of its Subsidiaries thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or any of its Subsidiaries; or

         (f) any misrepresentation, inaccuracy or breach in or of SECTION 7.17 or SECTION 8.1.6,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law. The obligations in this SECTION 10.4 shall survive payment of all other Obligations. At the election of any Indemnified Party, the Borrower shall defend such Indemnified Party using legal counsel satisfactory to such Indemnified Party in such Person's sole discretion, at the sole cost and expense of the Borrower. All amounts owing under this SECTION 10.4 shall be paid within thirty (30) days after written demand.

     SECTION 10.5.  SURVIVAL.  The obligations of the Borrower under SECTIONS
10.3 and 10.4 shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof are executed on behalf of the Borrower and the Lender. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower and the Lender and Persons indemnified hereunder, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (OTHER THAN THE MORTGAGES OR AS EXPRESSLY PROVIDED IN ANY SUCH DOCUMENT) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

         (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender; and

         (b) the rights of sale, assignment and transfer of the Lender are subject to SECTION 10.11.

     SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. The Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this SECTION 10.11.

     SECTION 10.11.1. ASSIGNMENTS. The Lender may at any time assign and delegate to one or more Persons, including without limitation, commercial banks or other financial institutions (each Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of the Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the Lender's Loans and Commitments) in a minimum aggregate amount of $1,000,000 (or the entire remaining amount of the Lender's Loans and Commitments); PROVIDED, HOWEVER, that the Lender is required at all times to maintain Loans, Letter of Credit Outstandings and Commitments hereunder in an aggregate amount of $1,000,000 (unless the Lender shall have reduced its Loans, Letter of Credit Outstandings and Commitments to zero); PROVIDED, FURTHER, HOWEVER, that the Borrower and each other Obligor shall be entitled to continue to deal solely and directly with the Lender in connection with the interests so assigned and delegated to an Assignee Lender until

         (a) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower by the Lender and such Assignee Lender,

         (b) such Assignee Lender shall have executed and delivered to the Borrower and the Lender a Lender Assignment Notice, accepted by the Lender, and

         (c) the processing fees described below shall have been paid.

From and after the date that the Assignee Lender delivers such Lender Assignment Notice, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Notice, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Notice, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Lender has received an executed Lender Assignment Notice and the Borrower has received from the Lender execution copies of appropriate Notes, the Borrower shall execute and deliver to the relevant Assignee Lender new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (each such Note to be in exchange for, but not in payment of, the corresponding Note then held by such assignor Lender). The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Notice. Accrued interest on that part of the predecessor Note evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Lender upon delivery of any Lender Assignment Notice in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void. Nothing contained in this Agreement shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

     SECTION 10.11.2. PARTICIPATIONS. The Lender may at any time sell to one or more Persons, including without limitation commercial banks or other financial institutions (each of such Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of the Lender hereunder; PROVIDED, HOWEVER, that

         (a) no participation contemplated in this SECTION 10.11.2 shall relieve the Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

         (b) the Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

         (c) the Borrower and each other Obligor shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and each of the other Loan Documents, and

         (d) the Borrower shall not be required to pay any amount under SECTION
     5.2 or SECTION 10.3 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 5.1 and 5.2 (except as provided in SECTION 10.11.2(d)), 10.3 and 10.4, shall be considered a Lender.

     SECTION 10.12. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF

ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.13. WAIVER OF JURY TRIAL. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 10.14. NOTICE THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 ESENJAY EXPLORATION, INC.,

                                 a Delaware corporation

                                 By /s/ Michael Johnson
                                   -------------------------------------
                                     Name: Michael Johnson
                                     Title:    President

                                 All notices should be sent to:

                                              One Allen Center
                                              500 Dallas Street, Suite 2920
                                              Houston, Texas 77002
                                              Fax: (713) 739-7124

                                              1100 CCNB Center South
                                              500 N. Water Street,
                                              Suite 1100
                                              Corpus Christi, Texas 78471
                                              Fax: (512) 883-3244

                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION

                                 By
                                   -------------------------------------
                                     Title: Vice President

                                 Address:     231 South LaSalle Street
                                              Chicago, Illinois  60697

                                 All notices should be sent to:

                                              333 Clay Street,
                                              Suite 4550
                                              Houston, Texas  77002

                                              Fax:  (713) 651-4888

                                                                     SCHEDULE I


                                 DISCLOSURE SCHEDULE


ITEM 7.9  LITIGATION.

     The Borrower is a party in a lawsuit filed on April 16, 1998 in the 28th Judicial District Court of Nueces County, Texas, No. 98-01884-00-0-A. A true and correct copy of the petition and the Borrower's answer has been delivered to the Lender. Said lawsuit was brought by Juan Ramon Caballero ("CABALLERO") as Plaintiff and Esenjay Petroleum Corporation ("EPC") and Frontier Natural Gas Corporation ("FRONTIER") as Defendant. The original lawsuit was filed against EPC in 1995 by Plaintiff who suffered serious and disabling personal injury while working on a wellsite owned and operated by Defendant EPC. The case was tried to a jury which, on or about July 2, 1997, returned a verdict for Juan Ramon Caballero for actual damages and, in addition, for an additional $30 million in punitive damages. After the application of the statutorily mandated maximum caps on punitive damages, the court entered its judgment for exemplary damages in favor of the Plaintiff against Defendant EPC in the amount of $6,003,231.60. Following the entry of judgment, Plaintiff agreed to a settlement of said lawsuit. Under the terms of the settlement, Plaintiff agreed to, and did give up right to the recovery of punitive damages in return for EPC's agreement to implement a safety plan. Such agreement was consummated by the entry of an Agreed Judgment. As part of the agreement for the safety plan, Plaintiff agreed to, and did pay the sum of $14,902.50 to an engineer for the development of a safety plan which was furnished to EPC on or about the 19th day of January, 1998. Plaintiff believes and alleges that EPC has failed, refused and neglected to implement the safety plan. Plaintiff believes and alleges that EPC, in fact, never had any intention of implementing the safety plan.
Plaintiff believes and alleges that EPC knew they would be merging with Frontier and forming a new entity which would be operated by the same principals (although under a different corporate name), without the safety plan which EPC had promised to implement. The case, No. 98-01884-00-0-A, is ongoing and the Borrower believes that it will ultimately be resolved at no loss (other than defense costs) to the Borrower. The Borrower has hired its own safety expert and prepared a plan with the same general outline as the original EPC plan. The plans are currently being compared and analyzed and are in the process of being reviewed by all parties.

ITEM 7.12 EMPLOYEE BENEFIT PLANS.

     None

ITEM 7.14 CLAIMS AND LIABILITIES.

     None

ITEM 7.17 ENVIRONMENTAL MATTERS.

     None

ITEM 8.2.2(f) EXISTING INDEBTEDNESS.

     None

ITEM 8.2.13 TAKE OR PAY CONTRACTS.

     None

                                                                    SCHEDULE II


                            Certain Oil and Gas Properties

                                                                    SCHEDULE II


PART A - EXISTING MORTGAGED PROPERTIES:


WELL NAME                LOCATION            COUNTY              STATE


Brownell "1-C"#3         SEC 1-32S-35W       Stevens             Kansas
Degolyer #1-64           SEC 64-1S-2W        Feliciana.W.        Louisiana
Loman #1-6               SEC 6-9N-3W         Cleveland           Oklahoma
McCuistion, CH#1         SEC 22-B-CCSD       Upton               Texas
Morgan #1,3,4&5          SEC 24-B-CCSD       Upton               Texas
Neal Heirs #1-21         SEC 21-B-CCSD       Upton               Texas
Owens"D" #1,2,3          SEC 23-B-CCSD       Upton               Texas
Reynolds,D#2-22          SEC 22-B-CCSD       Upton               Texas


                                                                    SCHEDULE II


PART B - NEW MORTGAGED PROPERTIES:


   Lease Name    Field Name      County          State     Operator

 A S Herman 1    Blessing        Matagorda       Texas     Pitts Oil

 McCampbell 1    Geronimo        San Patricio    Texas     Esenjay Exploration

 Green-Hall 1    Hall Ranch      Karnes          Texas     Dan A. Hughes

 Green-Hall 2    Hall Ranch      Karnes          Texas     Esenjay Exploration

 Yturria 1       Raymondville    Willacy         Texas     Esenjay Exploration

 Yturria 2       Raymondville    Willacy         Texas     Esenjay Exploration

 Yturria 3       Raymondville    Willacy         Texas     Esenjay Exploration

 Yturria 4       Raymondville    Willacy         Texas     Esenjay Exploration

 PHS 1           Tidehaven       Matagorda       Texas     Esenjay Exploration

 ST 76 1         Wolf Point      Calhoun         Texas     Esenjay Exploration



WELL NAME           LOCATION            COUNTY         STATE

Arthur "D" #1-28    SEC 28-3N-2W        Garvin         Oklahoma
Cassell #4-15       SEC 15-2N-1W        Garvin         Oklahoma
Morgan #1,3,4&5     SEC 24-B-CCSD       Upton          Texas

                                                                     SCHEDULE II


PART C - STARBOARD PROPERTIES:

All Lands located within the area outlined by a heavy line on the attached plat entitled "Exhibit "A" - Fina Oil and Chemical Company, U.S. Exploration Division, 3-D Seismic Participation Agreement dated May 30, 1996, insofar and only insofar as wells drilled are completed to produce from the following reserves:

The Netherland, Sewell & Associates, Inc. (NS&A) reserve report which was prepared for Frontier Natural Gas Corporation (FNGC) and dated March 4, 1998 identified five well locations in the Lapeyrouse Field in Terrebonne Parish, Louisiana which were attributable to FNGC's interest in the field as of December 31, 1997. Those locations were identified on the work maps prepared by NS&A's technical staff in conjunction with the above-referenced evaluation, and were spotted/identified on those maps as:

Location 1, containing proved undeveloped reserves in the mapped formations identified on those work maps as the "HH", "10930", "10875", and "10850."

Location 2, containing proved undeveloped reserves in the mapped formations identified on those work maps as the "Bourg B" and the "Exposito B" (referenced in the 3/4/98 report as "Expsito B").

Location 2N, containing proved undeveloped reserves in the mapped formations identified on those work maps as the "Exposito C" and the "Exposito B" (referenced in the 3/4/98 report as "Expsito C" and "Expsito B").

Location 3, containing proved undeveloped reserves in the mapped formation identified on those work maps as the "Pelican A".

Location 6, containing proved undeveloped reserves in the mapped formations identified on those work maps as the "Duval" and the "Pelican A".

The Starboard Properties include any well or wells drilled and completed from those proved undeveloped reserves irrespective of the Starboard location or number of wells drilled.

                                                                    SCHEDULE II



PART D - OTHER DEVELOPMENT PROPERTIES:

     See attached Pages
                                                                   SCHEDULE III

                                     Subsidiaries


1.    Frontier Acquisition Corporation, an Oklahoma corporation

2. Frontier, Inc., an Oklahoma corporation (formerly known as Frontier National Gas Corporation)

3.   Frontier Exploration and Production Corporation, an Oklahoma corporation



Note:     Frontier, Inc., an Oklahoma corporation (formerly known as Frontier
National Gas Corporation) and Frontier Exploration and Production Corporation, an Oklahoma corporation, each a Subsidiary of the Borrower, will merge with and into the Borrower.

                                                                    SCHEDULE IV

                               Minimum Hedging Volumes


     4.7 MMBtu/day of natural gas




                             EXISTING SECURITY DOCUMENTS




  NO.    JURISDICTION            DEBTOR                    SECURED PARTY                 DOCUMENT            FILE NO.       DATE
   1.      Federal           Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of           Rejected       N/A
          Bureau of       Frontier Acquisition                                   Trust, Assignment,            See
             Land              Corporation                                       Security Agreement and      Attach-
         Management,   and Frontier Exploration &                                Financing Statement for       ment
          Santa Fe,      Production Corporation                                  Major County, Oklahoma
          New Mexico

   2.      Alabama      Frontier Exploration and     Legacy Resources Co., L.P.  Release of UCC 94-45932     95-45932     4/25/96
         Secretary of    Production Corporation                                  filed 11/9/95
            State

   3.      Alabama           Frontier Inc.,          Bank of America Illinois,   UCC-1 Financing             96-18104     4/25/96
         Secretary of     Frontier Acquisition                as Agent           Statement
            State       Corporation and Frontier
                       Exploration and Production
                               Corporation
   4.      Alabama           Frontier Inc.,          Bank of America Illinois,   UCC-3 changing address      96-18104     10/02/96
         Secretary of     Frontier Acquisition                as Agent           of Debtors                              B96-18104
            State       Corporation and Frontier
                       Exploration and Production
                               Corporation

   5.       Mobile      Frontier Exploration and     Legacy Resources Co., L.P.  Release of Lien claimed  Real Property   4/12/96
           County,       Production Corporation                                  in Affidavit filed in      Book 4349,
           Alabama                                                               Real Property Book         Page 0397;
                                                                                 4311, Page 715 on           File No.
                                                                                 November 28, 1995,         96-024070
                                                                                 referring to JOA
                                                                                 recorded on Real
                                                                                 Property Records Book
                                                                                 4281, Page 1414; and
                                                                                 release of UCC E33333
                                                                                 filed 12/6/95 (Legacy)

   6.       Mobile           Frontier Inc.,          Bank of America Illinois,   UCC-1 Financing              E35772      04/12/96
           County,        Frontier Acquisition                as Agent           Statement
           Alabama      Corporation and Frontier
                       Exploration and Production
                               Corporation

   7.       Mobile           Frontier Inc.,          Bank of America Illinois,   UCC-3 changing address       E35772      10/04/96
           County,        Frontier Acquisition                as Agent           of Debtors                                 No.
           Alabama      Corporation and Frontier                                                                          96068851
                       Exploration and Production                                                                         3/20/97
                               Corporation                                                                                97018383
   8.       Mobile           Frontier Inc.,           Bank of America Illinois   Mortgage, Deed of        Real Property   04/12/96
           County,        Frontier Acquisition                                   Trust, Assignment,         Book 4349,
           Alabama      Corporation and Frontier                                 Security Agreement and     Page 0351;
                       Exploration and Production                                Financing Statement         File No.
                               Corporation                                                                  96-024069

   9.       Mobile           Frontier Inc.,           Bank of America Illinois   UCC-3 changing address   Real Property
           County,        Frontier Acquisition                                   of Debtors                 Book 4349,
           Alabama      Corporation and Frontier                                                            Page 0351;
                       Exploration and Production                                                            File No.
                               Corporation                                                                  96-024069

  10.       Mobile      Frontier Exploration and                N/A              Mortgage Recordation     Real Property     N/A
           County,       Production Corporation,                                 Tax Order                  Book 4349,
           Alabama             Petitioner                                                                   Page 0395

  11.       Kansas        Frontier Natural Gas          Waldorf Corporation      Release of UCC 1818957      2210745      01/18/96
         Secretary of          Corporation                                       filed 7/28/92
            State

  12.       Kansas           Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing             2210746      01/18/96
         Secretary of     Frontier Acquisition                As Agent           Statement
            State         Corporation, Frontier                                  (Mortgage, Deed of
                       Exploration and Production                                Trust, Assignment,
                               Corporation                                       Security Agreement and
                                                                                 Financing Statement)

  13.       Kansas           Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address      2210746      10/02/96
         Secretary of     Frontier Acquisition                As Agent           of Debtors                                 No.
            State         Corporation, Frontier                                                                           2286626
                       Exploration and Production
                               Corporation
  14.      Stevens       Centran Corporation and        Waldorf Corporation      Partial Release of         Book 166,     01/19/96
           County,        Frontier Natural Gas                                   Mortgage filed at Book      Page 518
            Kansas             Corporation                                       149, Page 690 on
                                                                                 7/28/92

  15.      Stevens       Centran Corporation and        Waldorf Corporation      Release of UCC 1774           2981       01/19/96
           County,        Frontier Natural Gas                                   filed on 7/28/92
            Kansas             Corporation

  16.      Stevens           Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Book 166,     01/19/96
           County,        Frontier Acquisition                                   Trust, Assignment,          Page 545
            Kansas        Corporation, Frontier                                  Security Agreement and    (Register of
                       Exploration and Production                                Financing Statement          Deeds)
                               Corporation

  17.      Stevens           Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Book 166,      NOTE:
           County,        Frontier Acquisition                                   of Debtors                  Page 545    Rejected,
            Kansas        Corporation, Frontier                                                                              no
                       Exploration and Production                                                                         original
                               Corporation                                                                               filing in
                                                                                                                            UCC
                                                                                                                          records
  18.        West            Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing               4691       01/24/96
          Feliciana       Frontier Acquisition                as Agent           Statement
           Parish,        Corporation, Frontier                                  (Mortgage, Deed of
          Louisiana    Exploration and Production                                Trust, Assignment,
                               Corporation                                       Security Agreement and
                                                                                 Financing Statement)

  19.        West            Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address        4691       10/02/96
          Feliciana       Frontier Acquisition                as Agent           of Debtors                                #4854
           Parish,        Corporation, Frontier
          Louisiana    Exploration and Production
                               Corporation

  20.        West            Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Mtg. Book     01/24/96
          Feliciana       Frontier Acquisition                                   Trust, Assignment,            85A,
           Parish,        Corporation, Frontier                                  Security Agreement and     Page 401,
          Louisiana    Exploration and Production                                Financing Statement        Conv. Book
                               Corporation                                                                     126,
                                                                                                            Page 677,
                                                                                                             File No.
                                                                                                              60641


                                          100

  NO.    JURISDICTION            DEBTOR                    SECURED PARTY                 DOCUMENT            FILE NO.       DATE
  21.        West            Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Mtg. Book     10/02/96
          Feliciana       Frontier Acquisition                                   of Debtors                    85A,        #4853
           Parish,        Corporation, Frontier                                                             Page 401,
          Louisiana    Exploration and Production                                                           Conv. Book
                               Corporation                                                                     126,
                                                                                                            Page 677,
                                                                                                             File No.
                                                                                                              60641

  22.      McKenzie    Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage,         324090      01/17/96
           County,                                                               Doc. No. 321698 filed
            North                                                                2/21/95
            Dakota

  23.    North Dakota     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 95-        96-000568501   01/29/96
         Secretary of          Corporation                                       489473 filed 2/22/95
            State
  24.      Oklahoma      Centran Corporation and        Waldorf Corporation      Release of UCC N00559        N00559      01/19/96
           Central     Frontier Natural Gas Corp.                                filed 2/12/92
            Filing

  25.      Oklahoma     Frontier Exploration and     Legacy Resources Co., L.P.  Release of UCC 59561         59561       01/19/96
           Central       Production Corporation                                  filed 11/9/95
            Filing

  26.      Oklahoma       Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 007790        007790      01/19/96
           Central             Corporation                                       filed 2/13/95
            Filing

  27.      Oklahoma          Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing              N00253      01/22/96
           Central        Frontier Acquisition                as Agent           Statement (Mortgage,
            Filing        Corporation, Frontier                                  Deed of Trust,
                       Exploration and Production                                Assignment, Security
                               Corporation                                       Agreement and Financing
                                                                                 Statement)
  28.      Oklahoma          Frontier, Inc.,         Bank of America Illinois,   UCC-3 Partial Release        N00253      07/10/96
           Central        Frontier Acquisition                as Agent
            Filing        Corporation, Frontier
                       Exploration and Production
                               Corporation

  29.      Oklahoma          Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address       N00253      10/03/96
           Central        Frontier Acquisition                as Agent           of Debtors                               #051709
            Filing        Corporation, Frontier
                       Exploration and Production
                               Corporation

  30.      Oklahoma          Frontier, Inc.,         Bank of America Illinois,   UCC-3 - Partial Release      N00253       NOTE:
           Central        Frontier Acquisition                as Agent           and Uniform Commercial                  No record
            Filing        Corporation, Frontier                                  Code Termination                          found
                       Exploration and Production                                Statement
                               Corporation

  31.      Oklahoma          Frontier, Inc.,         Bank of America Illinois,   UCC-3 - Partial Release      N00252       NOTE:
           Central        Frontier Acquisition                as Agent           and Uniform Commercial                  No record
            Filing        Corporation, Frontier                                  Code Termination                          found
                       Exploration and Production                                Statement
                               Corporation

  32.      Oklahoma       Frontier Natural Gas       Bank of America Illinois,   UCC-1 Financing              N00252      01/22/96
         Secretary of          Corporation                    as Agent           Statement (Pledge
            State                                                                Agreement)

  33.      Oklahoma       Frontier Natural Gas       Bank of America Illinois,   UCC-3 Partial Release        N00252      07/10/96
         Secretary of          Corporation                    as Agent
            State

  34.      Oklahoma       Frontier Natural Gas       Bank of America Illinois,   UCC-3 changing address       N00252      10/03/96
         Secretary of          Corporation                    as Agent           of Debtor                                #051708
            State

  35.       Beaver     Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 959,     01/17/96
           County,                                                               filed Book 0941, Page      Page 380,
           Oklahoma                                                              001 on 2/13/95              File No.
                                                                                                              G0333

  36.       Beaver        Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 000057          10        01/17/96
           County,             Corporation                                       filed 2/13/95
           Oklahoma

  37.       Blaine       Centran Corporation and        Waldorf Corporation      Release of UCC 112            112        01/19/96
           County,        Frontier Natural Gas                                   filed 2/12/92
           Oklahoma            Corporation

  38.       Blaine       Centran Corporation and        Waldorf Corporation      Partial Release of         Book 714,     01/19/96
           County,        Frontier Natural Gas                                   Mortgage filed at Book     Page 162,
           Oklahoma            Corporation                                       632, Page 422 on         File No. 0275
                                                                                 2/12/92

  39.      Canadian    Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 1975,    01/17/96
           County,                                                               filed Book 1919, Page       Page 846
           Oklahoma                                                              811 on 2/13/95

  40.      Canadian    Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of UCC 0181           0181       01/17/96
           County,                                                               filed 2/13/95
           Oklahoma


                                          101

  NO.    JURISDICTION            DEBTOR                    SECURED PARTY                 DOCUMENT            FILE NO.       DATE
  41.     Cleveland    Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 2698,    01/24/96
           County,                                                               filed Book 2616, Page      Page 312,
           Oklahoma                                                              670 on 2/16/95              File No.
                                                                                                              94235

  42.     Cleveland       Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 300,           300        01/24/96
           County,             Corporation                                       filed 2/16/95
           Oklahoma

  43.     Cleveland          Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing               135        01/24/96
           County,        Frontier Acquisition                as Agent           Statement
           Oklahoma     Corporation and Frontier                                 (Mortgage, Deed of
                       Exploration and Production                                Trust, Assignment,
                               Corporation                                       Security Agreement and
                                                                                 Financing Statement)

  44.     Cleveland          Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address        135        10/09/96
           County,        Frontier Acquisition                as Agent           of Debtors                                (file
           Oklahoma     Corporation and Frontier                                                                           #2068-
                       Exploration and Production                                                                          Ameri
                               Corporation                                                                                Search)

  45.     Cleveland          Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Book 2698,    01/24/96
           County,        Frontier Acquisition                                   Trust, Assignment,         Page 335,
           Oklahoma     Corporation and Frontier                                 Security Agreement and      File No.
                       Exploration and Production                                Financing Statement          94237
                               Corporation

  46.     Cleveland          Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Book 2698,    10/09/96
           County,        Frontier Acquisition                                   of Debtors                 Page 335,       file
           Oklahoma     Corporation and Frontier                                                             File No.     #128282
                       Exploration and Production                                                             94237       bk.2772
                               Corporation                                                                                 pg. 24

  47.   Dewey County,  Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 1041,    01/24/96
           Oklahoma                                                              filed Book 1024, Page      Page 202,
                                                                                 183 on 2/13/95              File No.
                                                                                                              000264

  48.   Dewey County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release Book 6,               2032       01/24/96
           Oklahoma            Corporation                                       Page 182,
                                                                                 File No. 2508

  49.       Dewey        Centran Corporation and        Waldorf Corporation      Release of UCC 1034,          2033       01/24/96
           County,     Frontier Natural Gas Corp.                                Book 6, Page 135 filed
           Oklahoma                                                              2/12/92

  50.   Dewey County,    Centran Corporation and        Waldorf Corporation      Partial Release of         Book 1041,    01/24/96
           Oklahoma       Frontier Natural Gas                                   Mortgage filed at Book     Page 203,
                               Corporation                                       934, Page 12 on 2/12/92     File No.
                                                                                                              000265

  51.       Dewey            Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing             Book 6,      01/24/96
           County,        Frontier Acquisition                as Agent           Statement                  Page 196,
           Oklahoma     Corporation and Frontier                                 (Mortgage, Deed of       File No. 2921
                       Exploration and Production                                Trust, Assignment,
                               Corporation                                       Security Agreement and
                                                                                 Financing Statement)

  52.       Dewey            Frontier, Inc.,         Bank of America Illinois,   UCC-3 Partial Release       Book 6,      07/05/96
           County,        Frontier Acquisition                as Agent                                      Page 196,
           Oklahoma     Corporation and Frontier                                                          File No. 2921
                       Exploration and Production
                               Corporation

  53.       Dewey            Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address      Book 6,      10/03/96
           County,        Frontier Acquisition                as Agent           of Debtors                 Page 196,     file no.
           Oklahoma     Corporation and Frontier                                                          File No. 2921     3207
                       Exploration and Production                                                                         Book 6,
                               Corporation                                                                                Page 205

  54.   Dewey County,        Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Book 1041,    01/24/96
           Oklahoma       Frontier Acquisition                                   Trust, Assignment,         Page 228,
                        Corporation and Frontier                                 Security Agreement and      File No.
                       Exploration and Production                                Financing Statement          000267
                               Corporation

  55.   Dewey County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 - Partial Release    Book 1050,    07/05/96
           Oklahoma       Frontier Acquisition                                   and Uniform Commercial   Page 123-131,
                        Corporation and Frontier                                 Code Termination            File No.
                       Exploration and Production                                Statement                    001896
                               Corporation

  56.   Dewey County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Book 1041,    10/09/96
           Oklahoma       Frontier Acquisition                                   of Debtors                 Page 228,     file no.
                        Corporation and Frontier                                                             File No.     002754,
                       Exploration and Production                                                             000267      bk.1054,
                               Corporation                                                                                pg. 457

  57.   Grady County,  Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 2834,    01/18/96
           Oklahoma                                                              filed Book 2765, Page       Page 92,
                                                                                 129-131 on 2/13/95          File No.
                                                                                                              117667

  58.   Grady County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 000205H      000205H      01/18/96
           Oklahoma            Corporation                                       filed 2/13/95

  59.   Grady County,        Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing            Book 2834,    01/18/96
           Oklahoma        Frontier Acquisition               as Agent           Statement                  Page 154,
                        Corporation and Frontier                                 (Mortgage, Deed of          File No.
                       Exploration and Production                                Trust, Assignment,          117669,
                               Corporation                                       Security Agreement and    UCC #000110I
                                                                                 Financing Statement)

  60.   Grady County,        Frontier, Inc.,         Bank of America Illinois,   UCC-3 Partial Release      Book 2834,
           Oklahoma        Frontier Acquisition               as Agent                                      Page 154,
                        Corporation and Frontier                                                             File No.
                       Exploration and Production                                                            117669,
                               Corporation                                                                 UCC #000110I


                                          102

  NO.    JURISDICTION            DEBTOR                    SECURED PARTY                 DOCUMENT            FILE NO.       DATE
  61.   Grady County,        Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address     Book 2834,    10/09/96
           Oklahoma        Frontier Acquisition               as Agent           of Debtors                 Page 154,     #130255
                        Corporation and Frontier                                                             File No.      Bk.2890
                       Exploration and Production                                                            117669,      pg. 342
                               Corporation                                                                 UCC #000110I

  62.   Grady County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 - Partial Release    Book 2834,
           Oklahoma        Frontier Acquisition                                  and Uniform Commercial      Page 93,
                        Corporation and Frontier                                 Code Termination            File No.
                       Exploration and Production                                Statement                    117669
                               Corporation

  63.   Grady County,        Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Book 2834,    01/18/96
           Oklahoma        Frontier Acquisition                                  Trust, Assignment,          Page 93,
                        Corporation and Frontier                                 Security Agreement and      File No.
                       Exploration and Production                                Financing Statement          117668
                               Corporation

  64.   Grady County,        Frontier, Inc.,         Bank of America Illinois,   UCC-3 Partial Release      Book 2834,
           Oklahoma        Frontier Acquisition               as Agent                                      Page 154,
                        Corporation and Frontier                                                             File No.
                       Exploration and Production                                                             117668
                               Corporation

  65.   Grady County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Book 2834,    10/09/96
           Oklahoma        Frontier Acquisition                                  of Debtors                  Page 93,     #130256
                        Corporation and Frontier                                                             File No.      bk 2890
                       Exploration and Production                                                             117668      pg. 363
                               Corporation

  66.   Grady County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 - Partial Release    Book 2834,
           Oklahoma        Frontier Acquisition                                  and Uniform Commercial      Page 93,
                        Corporation and Frontier                                 Code Termination            File No.
                       Exploration and Production                                Statement                    117668
                               Corporation

  67.   Major County,    Centran Corporation and        Waldorf Corporation      Release of UCC 9546           9546       01/24/96
           Oklahoma       Frontier Natural Gas                                   filed 2/12/92
                               Corporation

  68.   Major County,    Centran Corporation and        Waldorf Corporation      Partial Release of         Book 1400,    01/24/96
           Oklahoma       Frontier Natural Gas                                   Mortgage filed Book         Page 54,
                               Corporation                                       1257 of Misc., Page 174     File No.
                                                                                 on 2/12/92                   42995

  69.   Major County,  Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 1400,    01/24/96
          Oklahoma                                                               filed Book 1378, Page       Page 71,
                                                                                 181 on 2/13/95              File No.
                                                                                                              42996

  70.   Major County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC filed       Book 1400,    01/24/96
           Oklahoma            Corporation                                       Book 1378, Page 184,        Page 72,
                                                                                 File No. 39211              File No.
                                                                                                              42997

  71.   Major County,   Frontier, Inc., Frontier     Bank of America Illinois,   UCC-1 Financing               2142       01/24/96
           Oklahoma      Acquisition Corporation              as Agent           Statement
                        and Frontier Exploration                                 (Mortgage, Deed of
                       and Production Corporation                                Trust, Assignment,
                                                                                 Security Agreement and
                                                                                 Financing Statement)

  72.   Major County,   Frontier, Inc., Frontier                                 UCC-3 changing address        2142       10/03/96
           Oklahoma      Acquisition Corporation     Bank of America Illinois,   of Debtors                                #2512
                        and Frontier Exploration              as Agent
                       and Production Corporation

  73.   Major County,   Frontier, Inc., Frontier     Bank of America Illinois,   UCC-3 Partial Release         2142       07/05/96
           Oklahoma      Acquisition Corporation              as Agent
                        and Frontier Exploration
                       and Production Corporation

  74.   Major County,   Frontier, Inc., Frontier     Bank of America Illinois,   UCC-3 - Partial Release       2142       07/05/96
           Oklahoma      Acquisition Corporation              as Agent           and Uniform Commercial     Book 1410
                        and Frontier Exploration                                 Code Termination          Pgs. 189-199
                       and Production Corporation                                Statement                   File No.
                                                                                                              44853

  75.   Major County,        Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Book 1400,    01/24/96
           Oklahoma       Frontier Acquisition                                   Trust, Assignment,         Page 112,
                        Corporation and Frontier                                 Security Agreement and      File No.
                       Exploration and Production                                Financing Statement          43000
                               Corporation

  76.   Major County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 Partial Release       For Book     07/05/96
           Oklahoma       Frontier Acquisition                                                                1400,
                        Corporation and Frontier                                                            Page 112,
                       Exploration and Production                                                            File No.
                               Corporation                                                                 43000; filed
                                                                                                            as Doc. #
                                                                                                              44852
  77.   Major County,        Frontier, Inc.,          Bank of America Illinois   Partial Release and        Book 1410,    07/05/96
           Oklahoma       Frontier Acquisition                                   Uniform Commercial Code     Page 189-
                        Corporation and Frontier                                 Termination Statement    199, File No.
                       Exploration and Production                                                             44853
                               Corporation

  78.   Major County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Book 1400,    10/03/96
           Oklahoma       Frontier Acquisition                                   of Debtors                 Page 112,      #45744
                        Corporation and Frontier                                                             File No.
                       Exploration and Production                                                             43000
                               Corporation

  79.   Major County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 - Partial Release    Book 1400,    07/05/96
           Oklahoma       Frontier Acquisition                                   and Uniform Commercial     Page 112,
                        Corporation and Frontier                                 Code Termination            File No.
                       Exploration and Production                                Statement                    43000
                               Corporation

  80.   Payne County,  Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 1090,    01/16/96
           Oklahoma                                                              filed Book 1064,           Page 0167,
                                                                                 Page 0382 on 2/14/95        File No.
                                                                                                             96000457


                                          103

  NO.    JURISDICTION            DEBTOR                    SECURED PARTY                 DOCUMENT            FILE NO.       DATE
  81.   Payne County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 000255         106        01/16/96
           Oklahoma            Corporation                                       filed 2/14/95

  82.    Roger Mills   Frontier Natural Gas Corp.    Guaranty Bank & Trust Co.   Release of Mortgage        Book 1482,    01/17/96
           County,                                                               filed Book 1455, Page      Page 550,
           Oklahoma                                                              585-587 on 2/13/95          File No.
                                                                                                              02595

  83.    Roger Mills      Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 03161       Book 1482,    01/17/96
           County,             Corporation                                       filed  Book 1455, Page     Page 551,
           Oklahoma                                                              588 on 2/13/95              File No.
                                                                                                              02596
  84.       Texas         Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 95-         95-032535     01/17/96
         Secretary of          Corporation                                       032535 on 2/17/95
            State

  85.       Texas        Centran Corporation and        Waldorf Corporation      Release of UCC 92-         92-027252     01/17/96
         Secretary of     Frontier Natural Gas                                   027252 filed 2/12/92
            State              Corporation

  86.       Texas            Frontier, Inc.,         Bank of America Illinois,   UCC-1 Financing            96-008789     01/17/96
         Secretary of     Frontier Acquisition                as Agent           Statement
            State       Corporation and Frontier                                 (Mortgage, Deed of
                       Exploration and Production                                Trust, Assignment,
                               Corporation                                       Security Agreement and
                                                                                 Financing Statement)

  87.       Texas            Frontier, Inc.,         Bank of America Illinois,   UCC-3 changing address     96-008789     10/02/96
         Secretary of     Frontier Acquisition                as Agent           of Debtors                               (S10026)
            State       Corporation and Frontier
                       Exploration and Production
                               Corporation

  88.    Coke County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 2834        Previously      N/A
            Texas              Corporation                                       filed 2/21/95              Terminated
                                                                                                            on 5/18/95

  89.      Harrison       Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 25-1995      25-1995      02/05/96
           County,             Corporation                                       filed 2/24/95
            Texas

  90.      Harrison       Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of Deed of       Real No. 451,   01/16/96
           County,             Corporation                                       Trust filed Vol. 1381,     Vol. 1470,
            Texas                                                                Page 168 on 2/24/95         Page 230

  91.   Upton County,    Centran Corporation and        Waldorf Corporation      Release UCC 107413         Vol. 643,     01/18/96
            Texas         Frontier Natural Gas                                   filed 2/12/92              Page 179,
                               Corporation                                                                   File No.
                                                                                                              116396

  92.   Upton County,    Centran Corporation and        Waldorf Corporation      Release of Deed of         Vol. 643,     01/18/96
            Texas         Frontier Natural Gas                                   Trust file no. 107413,     Page 112,
                               Corporation                                       Book 586, Page 818 on       File No.
                                                                                 2/12/92                      116392

  93.   Upton County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of Deed of         Vol. 643,     01/18/96
            Texas              Corporation                                       Trust filed Vol. 631,      Page 111,
                                                                                 Page 293 on 2/17/95         File No.
                                                                                                              116391
  94.   Upton County,     Frontier Natural Gas       Guaranty Bank & Trust Co.   Release of UCC 4000           4000       01/18/96
            Texas              Corporation                                       filed 2/17/95

  95.   Upton County,        Frontier, Inc.                     N/A              Certified Copy of Name     Vol. 643,     01/18/96
            Texas                                                                Change                     Page 119,
                                                                                                             File No.
                                                                                                              116393

  96.   Upton County,        Frontier, Inc.,          Bank of America Illinois   Mortgage, Deed of          Vol. 643,     01/18/96
            Texas         Frontier Acquisition                                   Trust, Assignment,         Page 134,
                        Corporation and Frontier                                 Security Agreement and      File No.
                       Exploration and Production                                Financing Statement          116395
                               Corporation

  97.   Upton County,        Frontier, Inc.,          Bank of America Illinois   UCC-3 changing address     Vol. 643,     10/04/96
            Texas         Frontier Acquisition                                   of Debtors                 Page 134,     #117999
                        Corporation and Frontier                                                             File No.     vol. 652
                       Exploration and Production                                                             116395      pg. 404
                               Corporation

                                                                     SCHEDULE VI


                        CERTAIN CONSENTS AND MORTGAGE CONSENTS


Those consents to assignment (including assignments to the Borrower and the Assignment to the Designee of overriding royalty interests in certain of the Borrower's Oil and Gas Properties) and consents to the granting of deeds of trust as identified by the title examiners delivering opinions as to the Borrower's title to the Mortgaged Properties.


                                         105